AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2009
Securities Act File No. 333-125172
ICA No. 811- 21771

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 10	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 11	☑
YieldQuest Funds Trust
(Exact Name of Registrant as Specified In Charter)
3280 Peachtree Road
Suite 2600
Atlanta, GA 30305
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (866) 978-3781
Jay K. Chitnis
Chairman and President
3280 Peachtree Road
Suite 2600
Atlanta, GA 30305
(Name and Address of Agent for Service)
Copies to:
Dee Anne Sjögren, Esq.
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101
(314) 552-6295
It is proposed that this filing will become effective:
☐      immediately upon filing pursuant to paragraph (b)
☐      on (date) pursuant to paragraph (b)
☑      60 days after filing pursuant to paragraph (a)(1)
☐      on (date) pursuant to paragraph (a)(1)
☐      75 days after filing pursuant to paragraph (a)(2)
☐      on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate check this box:
☐      this post-effective amendment designates a new effective date for a previously filed post-effective amendment

YIELDQUEST FUNDS
INSTITUTIONAL AND INVESTOR CLASSES

Ticker Symbols
	Institutional Class	Investor Class
YieldQuest Core Equity Fund	YQCEX	YCEIX
YieldQuest Total Return Bond Fund	YQTRX	YTRIX
YieldQuest Tax-Exempt Bond Fund	YQTEX	YTEIX
YieldQuest Core Bond Fund	—	—
YieldQuest Core Tax-Exempt Bond Fund	—	—
Prospectus dated [March 1, 2010]
Each of the Funds offered in this Prospectus has its own investment objectives and policies. The Funds offered in this Prospectus:

•	are generally available only to clients of registered investment advisors and other institutional investors that are pre-approved by YieldQuest Advisors, LLC.

•	do not charge sales commissions or sales loads.
3280 Peachtree Road, Suite 2600
Atlanta, Georgia 30305
1-877-497-3634
www.YieldQuest.com
This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
FUND SUMMARIES	[__]
YIELDQUEST CORE EQUITY FUND	[__]
YIELDQUEST TOTAL RETURN BOND FUND	[__]
YIELDQUEST TAX-EXEMPT BOND FUND	[__]
YIELDQUEST CORE BOND FUND	[__]
YIELDQUEST CORE TAX-EXEMPT BOND FUND	[__]
FEES AND EXPENSE OF INVESTING IN THE FUNDS	[__]
ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS	[__]
SUMMARY OF THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS	[__]
HOW TO BUY SHARES	[__]
HOW TO REDEEM SHARES	[__]
DETERMINATION OF NET ASSET VALUE	[__]
DIVIDENDS, DISTRIBUTIONS AND TAXES	[__]
MANAGEMENT OF THE FUNDS	[__]
OTHER INVESTMENT INFORMATION	[__]
DESCRIPTION OF BENCHMARKS	[__]
FINANCIAL HIGHLIGHTS	[__]
PRIVACY POLICY	[__]
FOR MORE INFORMATION	[__]

YIELDQUEST CORE EQUITY FUND
Summary Section
Investment Objectives/Goals
The investment objective of the YieldQuest Core Equity Fund (the “Equity Fund” and the “Fund”) is long-term capital appreciation and, secondarily, income.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

	Institutional	Investor Class
	Class Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	NONE	0.25%
Total Other Expenses	%	%
Short Dividend and Interest Expense	%	%
Remaining Other Expenses	%	%
Acquired Fund Fees and Expenses	%	%
Total Annual Fund Operating Expenses (before expense reimbursement)	%	%
Expense Reimbursement[1]	%	%
Total Annual Fund Operating Expenses (after expense reimbursement)	%	%

[1]	The Advisor contractually has agreed to waive its fee and/or reimburse expenses, so that Total Annual Fund Operating Expenses (excluding 12b-1 and administrative services fees and certain other expenses) do not exceed ___% of average daily net assets of Institutional Class shares and Investor Class shares, each through February 28, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.
Example :
     This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$	$	$	$
Investor Class Shares	$	$	$	$
Portfolio Turnover
     The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Investments, Risks and Performance
Principal Strategies
     Under normal circumstances, the Equity Fund generally invests at least 80% of its net assets in equity securities of companies of all market capitalizations, either directly or through investments in other investment companies, including exchange-traded funds (“ETFs”) and actively managed closed-end mutual funds. The Equity Fund invests primarily in large-cap securities, either directly or through other investment companies that invest primarily in equity securities, ETFs and closed end funds that primarily invest in large-cap securities.
     Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), shares of other investment companies that invest primarily in equity securities, publicly-traded partnerships and equity real estate investment trusts (REITs). The Equity Fund may invest up to one-third of its assets in foreign securities, including emerging market securities. The Equity Fund may invest up to 20% of its net assets in debt securities of any quality or maturity, directly or through other investment companies that invest primarily in debt securities as well as shares of other investment companies that invest in commodities; mortgage REITS; and municipal securities. From time to time, depending on general market conditions and the prospects presented by the individual security, the Equity Fund may invest up to 10% of its net assets, measured at the time of purchase, in non-investment grade debt securities, commonly known as “junk bonds.”
     The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed end funds and money market funds). As a result of its overall strategy, the Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate. The Fund may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities.
Principal Risks of Investing in the Equity Fund
All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Equity Securities Risk. Equity markets can be volatile. In other words, the prices of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments in equity securities may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments in such equity securities will under-perform either the securities markets generally or particular segments of the securities markets.

•	Management Risk. The strategies used by YieldQuest Advisors, LLC (the “Advisor”) with respect to the Fund may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. The return on an investment in the Fund will vary depending on the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities. If the Advisor’s investment strategies fail to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy may increase the Fund’s costs and, thereby, reduce its performance.

•	Small and Mid-Cap Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•	Investment Company Securities Risk. When the Fund invests in another investment company (including ETFs and closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open end mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund. Overall stock market risks may affect the value of closed end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, closed-end funds may be subject to these market risks. For example, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

•	Fixed Income Securities Risk:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.
Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Prepayment and Extension Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.
Premium/Discount Risk. When the Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend. Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value). The declining premium lowers value of the security in the Fund’s portfolio. Thus the Fund may have attained a higher payout over the life of the fixed income security, but at the expense of an erosion in the value of such security over time. Premium erosion is most frequent among government and investment-grade corporate bond funds.

•	Turnover Risk. The Fund is actively managed and may experience a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•	REIT Risk — When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•	Foreign Securities Risk:

General Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.
Emerging Market Risk: To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).
Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

•	Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Because many municipal obligations are issued to finance similar projects by municipalities (e.g., housing, healthcare, water and sewer projects, etc.), conditions in the sector related to the project can affect the overall municipal market. Payment of municipal obligations may depend on an issuer’s general unrestricted revenues, revenue generated by a specific project, the operator of the project, or government appropriation or aid. There is a greater risk if investors can look only to the revenue generated by the project. In addition, municipal bonds generally are traded in the “over-the-counter” market among dealers and other large institutional investors. From time to time, liquidity in the municipal bond market (the ability to buy and sell bonds readily) may be reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. It is not possible to predict whether such cycles of market illiquidity may be short-term or may continue over a protracted period of time. Municipal securities are also subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

•	Short Sale Risk. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. Short sales therefore expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs. These costs will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. When the Advisor makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss.

•	Publicly Traded Partnership Risk. Investments in publicly traded partnerships are subject to various risks related to the underlying operating companies controlled by such partnerships, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

•	Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in a Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. Risks specific to some of the derivative instruments that could be utilized by the Fund or an underlying fund are as follows:

1.	Futures Contracts and Options on Futures Risk. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss.

There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

2.	Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When the Fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

3.	Forward Currency Contracts and Related Options Risk. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts (or options on such contracts) to hedge against foreign currency risk, to increase exposure to foreign currency or shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there is no assurance that such transaction will be successful.

4.	Swap and Related Options Risk. The Fund may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Default Swap Risk — In addition to risks associated with swaps generally, credit default swaps may subject the Fund to additional risks. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests. Swaps and related options expose the Fund to counterparty credit risk (credit risk described above). The Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

5.	Commodity Futures Contracts Risk. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. If the Fund’s position has declined in value, the Fund may be required to post additional margin to cover this decline.

•	Commodities Risk. The Fund may invest in publicly traded master limited partnerships, ETFs, and other investment companies that are subject to commodities risks based upon their underlying investments. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. In general, these investments may be subject to greater volatility, depend upon specialized management skills and may lack or have limited operating histories. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

Performance
     The performance table shows how the Fund’s average annual total returns compare over time to a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. The total return for Investor Class shares will be different than the total return presented for Institutional Class shares due to different fee structures. The Fund makes updated performance information available at the Fund’s website, www.yieldquest.com.
Year-by Year Total Returns for the Institutional Class
for the periods ending December 31
During the period shown, the highest return for a quarter was [6.83%] for the quarter ended [December 31, 2006], and the lowest return was [-38.80%] for the quarter ended [December 31, 2008].
Average Annual Total Returns for the periods ended December 31, 2009.

	One Year	Since Inception[1]

YieldQuest Core Equity Fund — Institutional Class
Return Before Taxes	—%	—%
Return After Taxes on Distributions	—%	—%
Return After Taxes on Distributions and Sale of Fund Shares	—%	—%
S&P 500 Index	—%	—%
YieldQuest Core Equity Fund — Investor Class
Return Before Taxes	—%	—%
S&P 500 Index	—%	—%

[1]	Institutional Class shares commenced operations on November 1, 2005 and Investor Class shares commenced operations on February 28, 2008.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-497-3634.
Management
Investment Advisor
YieldQuest Advisors, LLC serves as investment advisor to the Fund.
Portfolio Managers

The individuals who are primarily responsible for day-to-day management of the Fund is:

•	Jay K. Chitnis — Portfolio Manager and Chief Investment Strategist

•	David N. Summers IV- Portfolio Manager

•	Joseph B. Patire - Portfolio Manager

•	John N. Bliss - Portfolio Manager

Mr. Chitnis has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Fund. Messrs. Summers, Patire and Bliss each is responsible for assisting Mr. Chitnis in implementing the investment strategy of the Fund and for providing day-to-day management of the Fund. Mr. Chitnis has served as the portfolio manager for the Fund since its inception. Messrs. Summers, Patire and Bliss each has served on the investment team since December 2007.
Buying and Selling Fund Shares
Shares of the YieldQuest Funds are available for investment only by clients of registered investment advisors, financial planners and other financial institutions or other investors which have been approved in advance by the Advisor. You may purchase or redeem shares by contacting your financial intermediary or contacting the Advisor.

Minimum Initial Investment	To Place Orders

$250 for Investor Class	By Mail: YieldQuest Funds
$10,000 for Institutional Class	c/o PNC Global Investment Servicing
100 Freight Street, P.O. Box 9818
Pawtucket, RI 02860

Minimum Subsequent Investment	By wire: Call the Fund’s transfer agent at
$25 for Investor Class	1-877-497-3634 to obtain wiring instructions
$250 for Institutional Class
The Fund reserves the right to change the above eligibility criteria for its Institutional Class or Investor Class shares.
Please contact your financial intermediary directly to find out if additional requirements apply.
Tax Information
The Equity Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

YIELDQUEST TOTAL RETURN BOND FUND
Summary Section
Investment Objectives/Goals
     The investment objective of the YieldQuest Total Return Bond Fund (the “Total Return Fund” and the “Fund”) is total return comprised of both income and capital appreciation.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the Total Return Fund.

	Institutional Class	Investor Class
	Shares	Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	NONE	0.25%
Total Other Expenses	%	%
Short Dividend and Interest Expense	%	%
Remaining Other Expenses	%	%
Acquired Fund Fees and Expenses	%	%
Total Annual Fund Operating Expenses (before expense reimbursement)	%	%
Expense Reimbursement[1]	%	%
Total Annual Fund Operating Expenses (after expense reimbursement)	%	%

[1]	The Advisor contractually has agreed to waive its fee and/or reimburse expenses, so that Total Annual Fund Operating Expenses (excluding 12b-1 and administrative services fees and certain other expenses) do not exceed ___% of average daily net assets of Institutional Class shares and Investor Class shares, each through February 28, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.
Example :
      This example is intended to help you compare the cost of investing in the Total Return Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year		3 years		5 years		10 years
Institutional Class Shares	$	___	$	___	$	___	$	___
Investor Class Shares	$	___	$	___	$	___	$	___
Portfolio Turnover
     The Total Return Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Investments, Risks and Performance
Principal Strategies
     Under normal circumstances, the Total Return Fund generally invests at least 80% of its net assets in a broad range of fixed income securities, either directly or through investments in ETFs and actively managed closed-end mutual funds that invest primarily in fixed income securities. The Total Return Fund seeks to benefit from attractive valuations in every segment of the fixed income market by investing in bonds, notes, mortgage-backed and asset-backed securities, collateralized mortgage obligations, corporate debt, mortgage REITs, publicly-traded partnerships, convertible securities, preferred securities that make regular interest or dividend payments, U.S. government securities, short-term obligations (such as commercial paper), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), auction rate securities (“ARS”), municipal bonds and money market investments. Typically, the Total Return Fund’s weighted average maturity ranges from two to ten years.
     The Total Return Fund may invest in fixed income securities of any maturity. Under normal circumstances, the Total Return Fund invests in investment grade fixed income securities. From time to time, depending on general market conditions and the prospects presented by the individual security, the Total Return Fund may invest up to 25% of its net assets, measured at the time of purchase, in non-investment grade fixed income securities, commonly known as “junk bonds.” The Total Return Fund may invest up to one-third of its assets in securities of foreign issuers, including securities of issuers based in emerging markets, either directly or indirectly through investments in other investment companies that invest primarily in foreign bonds and/or depositary receipts.
     The Total Return Fund may invest up to 20% of its net assets in other than debt securities, including equity securities, such as dividend paying common stocks, preferred stocks, equity REITs, ETFs and actively managed closed-end funds that invest primarily in stocks, commodities or equity REITs.
     The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed end funds and money market funds). As a result of its overall strategy, the Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate. The Fund may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities.
Principal Risks of Investing in the Total Return Fund
All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Total Return Fund.

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Management Risk. The strategies used by the Advisor with respect to the Fund may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. The return on an investment in the Fund will vary depending on the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities. If the Advisor’s investment strategies with respect to the Fund fails to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy for the Fund may increase the Fund’s costs and, thereby, reduce its performance.

•	Fixed Income Securities Risk:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.
Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Prepayment and Extension Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. To the extent that the Fund invests in mortgage-backed securities, there is a greater risk that the Fund will lose money due to prepayment and extension risks associated with these securities.
Premium/Discount Risk. When the Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend. Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value). The declining premium lowers value of the security in the Fund’s portfolio. Thus the Fund may have attained a higher payout over the life of the fixed income security, but at the expense of an erosion in the value of such security over time. Premium erosion is most frequent among government and investment-grade corporate bond funds.

•	Investment Company Securities Risk. When the Fund invests in another investment company (including ETFs and closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open end mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund. Overall stock market risks may affect the value of closed end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, closed-end funds may be subject to these market risks. For example, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

•	Junk Bond Risk. The Fund may be subject to greater levels of interest rate and credit risk as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•	Foreign Securities Risk:

General Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.
Emerging Market Risk: To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).
Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Aadvisor may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

•	Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Because many municipal obligations are issued to finance similar projects by municipalities (e.g., housing, healthcare, water and sewer projects, etc.), conditions in the sector related to the project can affect the overall municipal market. Payment of municipal obligations may depend on an issuer’s general unrestricted revenues, revenue generated by a specific project, the operator of the project, or government appropriation or aid. There is a greater risk if investors can look only to the revenue generated by the project. In addition, municipal bonds generally are traded in the “over-the-counter” market among dealers and other large institutional investors. From time to time, liquidity in the municipal bond market (the ability to buy and sell bonds readily) may be reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. It is not possible to predict whether such cycles of market illiquidity may be short-term or may continue over a protracted period of time. Municipal securities are also subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

•	Equity Securities Risk. Equity markets can be volatile. In other words, the prices of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments in equity securities may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments in such equity securities will under-perform either the securities markets generally or particular segments of the securities markets.

•	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	Preferred Stock Risk. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. In addition, investment in preferred securities carries certain additional risks including:

1.	Deferral Risk- Some preferred stock may contain provisions that allow the issuer, under certain conditions, to skip (i.e., “noncumulative” preferred stock) or defer (i.e., “cumulative” preferred stock) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow the issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

2.	Redemption Risk-Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

3.	Limited Voting Rights Risk-Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

4.	Subordination Risk-Preferred securities are subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

5.	Liquidity Risk-Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

6.	Correlation with Equity Markets-Overall stock market risks may affect the value of preferred stock. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, preferred stocks may be subject to these market risks. For example, the price of preferred stocks generally may fall on the days that equity markets experience significant losses.

•	Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities include pass-through securities, CMOs, commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Mortgage-backed securities (MBS) may also possess credit risk. Because the assets providing cash flows to a mortgage-backed security are comprised of home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of mortgage-backed securities depends, in part, on the likelihood of the borrower paying the promised cash flows of principal and interest on time. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

Asset-backed securities typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the issuer of the asset-backed securities with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. In addition, these securities also may be subject to prepayments which may shorten the securities’ weighted average life and may lower their return.

•	Real Estate Investment Trust (REIT) Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•	Short Sale Risk. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. Short sales therefore expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs. These costs will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. When the Advisor makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss.

•	Publicly Traded Partnership Risk. Investments in publicly traded partnerships are subject to various risks related to the underlying operating companies controlled by such partnerships, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

•	Turnover Risk. The Fund is actively managed and experiences a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•	Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. Risks specific to some of the derivative instruments that could be utilized by the Fund or an underlying fund are as follows:

1.	Futures Contracts and Options on Futures Risk. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

2.	Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When the Fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

3.	Forward Currency Contracts and Related Options Risk. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts (or options on such contracts) to hedge against foreign currency risk, to increase exposure to foreign currency or shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there is no assurance that such transaction will be successful.

4.	Swap and Related Options Risk. The Fund may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Default Swap Risk — In addition to risks associated with swaps generally, credit default swaps may subject the Fund to additional risks. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests. Swaps and related options expose the Fund to counterparty credit risk (credit risk described above). The Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

5.	Commodity Futures Contracts Risk. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. If the Fund’s position has declined in value, the Fund may be required to post additional margin to cover this decline.

•	Commodities Risk. The Fund may invest in publicly traded master limited partnerships, ETFs, and other investment companies that are subject to commodities risks based upon their underlying investments. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. In general, these investments may be subject to greater volatility, depend upon specialized management skills and may lack or have limited operating histories. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

Performance
     The performance table shows how the Fund’s average annual total returns compare over time to broad-based securities market indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. The total return for Investor Class shares will be different than the total return presented for Institutional Class shares due to different fee structures. The Fund makes updated performance information available at the Fund’s website, www.yieldquest.com.
Year-by-Year Total Returns for the Institutional Class
For the periods ending December 31

During the period shown, the highest return for a quarter was [3.39%] for the quarter ended [September 30, 2006], and the lowest return was [-14.08%] for the quarter ended [September 30, 2008].
Average Annual Total Returns for the periods ended December 31, 2009.

	One Year	Since Inception[1]
YieldQuest Total Return Bond Fund — Institutional Class
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Barclays Capital Aggregate Bond Index
Barclays Capital U.S. Corporate Investment Grade Index
Barclays Capital U.S. Corporate High Yield Bond Index
S&P Preferred Stock Index
YieldQuest Total Return Bond Fund — Investor Class
Return Before Taxes
Barclays Capital Aggregate Bond Index
Barclays Capital U.S. Corporate Investment Grade Index
Barclays Capital U.S. Corporate High Yield Bond Index
S&P Preferred Stock Index

[1]	Institutional Class shares commenced operations on November 1, 2005 and Investor Class shares commenced operations on February 28, 2008.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-497-3634.
Management
Investment Advisor
YieldQuest Advisors, LLC serves as investment advisor to the Total Return Fund.
Portfolio Managers
The individuals who are primarily responsible for day-to-day management of the Fund is:

•	Jay K. Chitnis — Portfolio Manager and Chief Investment Strategist

•	David N. Summers IV- Portfolio Manager

•	Joseph B. Patire - Portfolio Manager

Mr. Chitnis has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Fund. Messrs. Summers and Patire each is responsible for assisting Mr. Chitnis in implementing the investment strategy of the Fund and for providing day-to-day management of the Fund. Mr. Chitnis has served as the portfolio manager for the Fund since its inception. Messrs. Summers and Patire each has served on the investment team since December 2007.
Buying and Selling Fund Shares
Shares of the YieldQuest Funds are available for investment only by clients of registered investment advisors, financial planners and other financial institutions or other investors which have been approved in advance by the Advisor. You may purchase or redeem shares by contacting your financial intermediary or contacting the Funds.

Minimum Initial Investment	To Place Orders

$250 for Investor Class	By Mail:	YieldQuest Funds
$10,000 for Institutional Class		c/o PNC Global Investment Servicing
100 Freight Street, PO Box 9818
Pawtucket, RI 02860

Minimum Subsequent Investment
$25 for Investor Class	By Wire:	Call the Fund’s transfer agent at
$250 for Institutional Class		(877) 497-3634 to obtain wiring instructions
The Fund reserves the right to change the above eligibility criteria for its Institutional and Investor Class shares. Please contact your financial intermediary directly to find out if additional requirements apply.
Tax Information
The Total Return Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

YIELDQUEST TAX-EXEMPT BOND FUND
Summary Section
Investment Objectives/Goals
The investment objective of the YieldQuest Tax-Exempt Bond Fund (the “Tax-Exempt Fund” and the “Fund”) is to maximize current tax-exempt income.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund.

	Institutional Class	Investor Class
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	NONE	0.25%
Total Other Expenses	%	%
Short Dividend and Interest Expense	%	%
Remaining Other Expenses	%	%
Acquired Fund Fees and Expenses	%	%
Total Annual Fund Operating Expenses (before expenses reimbursement)	%	%
Expense Reimbursement[1]	%	%
Total Annual Fund Operating Expenses (after expense reimbursement)	%	%

[1]	The Advisor contractually has agreed to waive its fee and/or reimburse expenses, so that Total Annual Fund Operating Expenses (excluding 12b-1 and administrative services fees and certain other expenses) do not exceed ___% of average daily net assets of Institutional Class shares and Investor Class shares, each through February 28, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.
Example :
     This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$	$	$	$
Investor Class Shares	$	$	$	$
Portfolio Turnover
     The Tax-Exempt Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Investments, Risks and Performance
Principal Strategies
     Under normal circumstances, the Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds exempt from both regular federal income tax and federal alternative minimum tax (“AMT”), either directly through ETFs and closed-end funds whose underlying investments consist primarily of municipal bonds or other investments exempt from both federal income tax and federal AMT. Typically, the Tax-Exempt Fund’s weighted average maturity rates from two to twelve years. The Tax-Exempt Fund may also invest up to 25% of its net assets in non-investment grade tax-exempt securities commonly known as “junk bonds.”
     The Tax-Exempt Fund may invest up to 20% of its net assets in securities other than tax-exempt municipal securities, including, common stocks, preferred stocks, taxable bonds, foreign bonds (including sovereign debt, foreign corporate debt and debt of issuers located in emerging markets), convertible securities, equity and/or mortgage REITs, publicly-traded partnerships, and other investment companies (including closed-end and open-end mutual funds) that hold any of the foregoing securities or that invest in commodities, money market funds, and cash and cash equivalents.
     The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed end funds and money market funds). As a result of its overall strategy, the Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate. The Fund may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities.
Principal Risks of Investing in the Tax-Exempt Fund
All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Tax-Exempt Fund.

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Management Risk. The strategies used by the Advisor with respect to the Fund may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. The return on an investment in the Fund will vary depending on the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities. If the Advisor’s investment strategies with respect to the Fund fails to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy for the Fund may increase the Fund’s costs and, thereby, reduce its performance.

•	Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Because many municipal obligations are issued to finance similar projects by municipalities (e.g., housing, healthcare, water and sewer projects, etc.), conditions in the sector related to the project can affect the overall municipal market. Payment of municipal obligations may depend on an issuer’s general unrestricted revenues, revenue generated by a specific project, the operator of the project, or government appropriation or aid. There is a greater risk if investors can look only to the revenue generated by the project. In addition, municipal bonds generally are traded in the “over-the-counter” market among dealers and other large institutional investors. From time to time, liquidity in the municipal bond market (the ability to buy and sell bonds readily) may be reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. It is not possible to predict whether such cycles of market illiquidity may be short-term or may continue over a protracted period of time. Municipal securities are also subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

•	Investment Company Securities Risk. When the Fund invests in another investment company (including ETFs and closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open end mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund. Overall stock market risks may affect the value of closed end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, closed-end funds may be subject to these market risks. For example, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

•	Fixed Income Securities Risk:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.
Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Prepayment and Extension Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. To the extent that the Fund invests in mortgage-backed securities, there is a greater risk that the Fund will lose money due to prepayment and extension risks associated with these securities.
Premium/Discount Risk. When the Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend. Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value). The declining premium lowers value of the security in the Fund’s portfolio. Thus the Fund may have attained a higher payout over the life of the fixed income security, but at the expense of an erosion in the value of such security over time. Premium erosion is most frequent among government and investment-grade corporate bond funds.

•	Junk Bond Risk. The Fund may be subject to greater levels of interest rate and credit risk as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•	Foreign Securities Risk:

General Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.
Emerging Market Risk: To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).
Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

•	Equity Securities Risk. Equity markets can be volatile. In other words, the prices of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments in equity securities may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments in such equity securities will under-perform either the securities markets generally or particular segments of the securities markets.

•	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	Preferred Stock Risk. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. In addition, investment in preferred securities carries certain additional risks including:

6.	Deferral Risk- Some preferred stock may contain provisions that allow the issuer, under certain conditions, to skip (i.e., “noncumulative” preferred stock) or defer (i.e., “cumulative” preferred stock) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow the issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

7.	Redemption Risk-Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

8.	Limited Voting Rights Risk-Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

9.	Subordination Risk-Preferred securities are subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

10.	Liquidity Risk-Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

6.	Correlation with Equity Markets-Overall stock market risks may affect the value of preferred stock. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, preferred stocks may be subject to these market risks. For example, the price of preferred stocks generally may fall on the days that equity markets experience significant losses.

•	Real Estate Investment Trust (REIT) Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•	Tax Risk. In order to be tax-exempt, municipal securities must meet certain legal requirements and, in order for the Tax-Exempt Fund and Core Tax-Exempt Fund to pay exempt-interest dividends to its shareholders, these Funds must meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Failure to meet such requirements may cause either the interest received or distributed to shareholders by each of the Tax-Exempt Fund and Core Tax-Exempt Fund to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall. The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Additionally, the Fund may not be able to close out certain derivatives contracts when the Advisor determines it is desirable to do so. Consequently, the Fund may receive payments that are treated as taxable income for federal income tax purposes.

•	Short Sale Risk. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. Short sales therefore expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs. These costs will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. When the Advisor makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss.

•	Publicly Traded Partnership Risk. Investments in publicly traded partnerships are subject to various risks related to the underlying operating companies controlled by such partnerships, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

•	Turnover Risk. The Fund is actively managed and may experience a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•	Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. Risks specific to some of the derivative instruments that could be utilized by the Fund or an underlying fund are as follows:

1.	Futures Contracts and Options on Futures Risk. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

2.	Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When the Fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

3.	Forward Currency Contracts and Related Options Risk. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts (or options on such contracts) to hedge against foreign currency risk, to increase exposure to foreign currency or shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there is no assurance that such transaction will be successful.

4.	Swap and Related Options Risk. The Fund may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Default Swap Risk — In addition to risks associated with swaps generally, credit default swaps may subject the Fund to additional risks. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests. Swaps and related options expose the Fund to counterparty credit risk (credit risk described above). The Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

5.	Commodity Futures Contracts Risk. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. If the Fund’s position has declined in value, the Fund may be required to post additional margin to cover this decline.

•	Commodities Risk. The Fund may invest in publicly traded master limited partnerships, ETFs, and other investment companies that are subject to commodities risks based upon their underlying investments. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. In general, these investments may be subject to greater volatility, depend upon specialized management skills and may lack or have limited operating histories. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

Performance
The performance table shows how the Fund’s average annual total returns compare over time to broad-based securities market indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. The total return for Investor Class shares will be different than the total return presented for Institutional Class shares due to different fee structures. The Fund makes updated performance information available at the Fund’s website, www.yieldquest.com.
Year-by-Year Total Returns for the Institutional Class
for the periods ending December 31
During the period shown, the highest return for a quarter was [3.51%] for the quarter ended [September 30, 2006], and the lowest return was [-10.56%] for the quarter ended [September 30, 2008].
Average Annual Total Returns for the periods ended December 31, 2009.

	One Year	Since Inception[1]

YieldQuest Tax-Exempt Bond Fund — Institutional Class
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Barclays Capital 7 Year Municipal Bond Index
Barclays Capital Municipal Long Bond Index

YieldQuest Tax-Exempt Bond Fund — Investor Class
Return Before Taxes
Barclays Capital 7 Year Municipal Bond Index
Barclays Capital Municipal Long Bond Index

[1]	Institutional Class shares commenced operations on November 1, 2005 and Investor Class shares commenced operations on February 28, 2008.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-497-3634.

Management
Investment Advisor
YieldQuest Advisors, LLC serves as investment advisor to the Tax-Exempt Fund.
Portfolio Managers
The individuals who are primarily responsible for day-to-day management of the Fund are:

•	Jay K. Chitnis — Portfolio Manager and Chief Investment Strategist

•	David N. Summers IV— Portfolio Manager

•	Joseph B. Patire — Portfolio Manager

Mr. Chitnis has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Fund. Messrs. Summers and Patire each is responsible for assisting Mr. Chitnis in implementing the investment strategy of the Fund and for providing day-to-day management of the Fund. Mr. Chitnis has served as the portfolio manager for the Fund since its inception. Messrs. Summers and Patire each has served on the investment team since December 2007.
Buying and Selling Fund Shares
Shares of the YieldQuest Funds are available for investment only by clients of registered investment advisors, financial planners and other financial institutions or other investors which have been approved in advance by the Advisor. You may purchase or redeem shares by contacting your financial intermediary or contacting the Funds.

Minimum Initial Investment	To Place Orders
$250 for Investor Class	By Mail:	YieldQuest Funds
$10,000 for Institutional Class		c/o PNC Global Investment Servicing
100 Freight Street, PO Box 9818
Pawtucket, RI 02860
Minimum Subsequent Investment
$25 for Investor Class	By Wire:	Call the Fund’s transfer agent at
$250 for Institutional Class		(877) 497-3634 to obtain wiring instructions
The Fund reserves the right to change the above eligibility criteria for its Institutional Class shares. Please contact your financial intermediary directly to find out if additional requirements apply.
Tax Information
The Tax-Exempt Fund seeks to pay exempt-interest dividends to its shareholders, which are exempt from federal income taxes and federal AMT.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

YIELDQUEST CORE BOND FUND
(Shares of the YieldQuest Core Bond Fund are not currently available for investment)
Summary Section
Investment Objectives/Goals
     The investment objective of the YieldQuest Core Bond Fund (the “Core Bond Fund” and the “Fund”) is total return comprised of both income and capital appreciation.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the Core Bond Fund.

Institutional Class	Investor Class
Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	NONE	0.25%
Total Other Expenses	%	%
Short Dividend and Interest Expense	%	%
Remaining Other Expenses	%	___	%[5]
Acquired Fund Fees and Expenses	%	%
Total Annual Fund Operating Expenses (before expense reimbursement)	%	%
Expense Reimbursement[1]	%	%
Total Annual Fund Operating Expenses (after expense reimbursement)	%	%

[1]	The Advisor contractually has agreed to waive its fee and/or reimburse expenses, so that Total Annual Fund Operating Expenses (excluding 12b-1 and administrative services fees and certain other expenses) do not exceed ___% of average daily net assets of Institutional Class shares and Investor Class shares, each through February 28, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.
Example:
     This example is intended to help you compare the cost of investing in the Core Bond Fund with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year		3 years
Institutional Class Shares	$	___	$	___
Investor Class Shares	$	___	$	___
Portfolio Turnover
     The Core Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Investments, Risks and Performance
Principal Strategies
     The Core Bond Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets in fixed income securities, either directly or indirectly through ETFs that invest primarily in fixed income securities. The Core Bond Fund typically invests in an investment grade portfolio of fixed income and variable rate securities, including corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“government securities”), mortgage-backed and asset-backed securities, mortgage pass-through securities, taxable and non-taxable municipal obligations, foreign fixed income securities and money market instruments.
     Generally, the Core Bond Fund makes direct investments in fixed income securities. However, the Core Bond Fund may elect to obtain exposure to the fixed income market through investments in ETFs that invest primarily in fixed income securities. The Core Bond Fund may invest up to 20% of its total assets, based on market value at the time of investment, in foreign debt securities denominated in foreign currencies, or U.S. dollar-denominated securities of foreign issuers. The Core Bond Fund may invest up to 20% of its total assets, based on market value at the time of investment, in derivative transactions for any purpose consistent with its investment objective, including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity.
Principal Risks of Investing in the Core Bond Fund
All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Core Bond Fund.

•	Fixed Income Securities Risk:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Prepayment and Extension Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. To the extent that the Fund invests in mortgage-backed securities, there is a greater risk that the Fund will lose money due to prepayment and extension risks associated with these securities.
Premium/Discount Risk. When the Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend. Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value). The declining premium lowers value of the security in the Fund’s portfolio. Thus the Fund may have attained a higher payout over the life of the fixed income security, but at the expense of an erosion in the value of such security over time. Premium erosion is most frequent among government and investment-grade corporate bond funds.

•	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Because many municipal obligations are issued to finance similar projects by municipalities (e.g., housing, healthcare, water and sewer projects, etc.), conditions in the sector related to the project can affect the overall municipal market. Payment of municipal obligations may depend on an issuer’s general unrestricted revenues, revenue generated by a specific project, the operator of the project, or government appropriation or aid. There is a greater risk if investors can look only to the revenue generated by the project. In addition, municipal bonds generally are traded in the “over-the-counter” market among dealers and other large institutional investors. From time to time, liquidity in the municipal bond market (the ability to buy and sell bonds readily) may be reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. It is not possible to predict whether such cycles of market illiquidity may be short-term or may continue over a protracted period of time. Municipal securities are also subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

•	Foreign Securities Risk:

General Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.
Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

•	Investment Company Securities Risk. When the Fund invests in another investment company (such as ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Management Risk. The strategies used by the Advisor with respect to the Fund may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. The return on an investment in the Fund will vary depending on the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities. If the Advisor’s investment strategies with respect to the Fund fails to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy for the Fund may increase the Fund’s costs and, thereby, reduce its performance.

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities include pass-through securities, CMOs, commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. MBS may also possess credit risk. Because the assets providing cash flows to a mortgage-backed security are comprised of home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of mortgage-backed securities depends, in part, on the likelihood of the borrower paying the promised cash flows of principal and interest on time. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

Asset-backed securities typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the issuer of the asset-backed securities with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. In addition, these securities also may be subject to prepayments which may shorten the securities’ weighted average life and may lower their return.

•	Short Sale Risk. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. Short sales therefore expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs. These costs will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. When the Advisor makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss.

•	Turnover Risk. The Fund will be actively managed and may experience a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•	Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. Risks specific to some of the derivative instruments that could be utilized by the Fund or an underlying fund are as follows:

1.	Futures Contracts and Options on Futures Risk. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

2.	Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When the Fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

3.	Forward Currency Contracts and Related Options Risk. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts (or options on such contracts) to hedge against foreign currency risk, to increase exposure to foreign currency or shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there is no assurance that such transaction will be successful.

4.	Swap and Related Options Risk. The Fund may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Default Swap Risk — In addition to risks associated with swaps generally, credit default swaps may subject the Fund to additional risks. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests. Swaps and related options expose the Fund to counterparty credit risk (credit risk described above). The Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.
5.	Commodity Futures Contracts Risk. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. If the Fund’s position has declined in value, the Fund may be required to post additional margin to cover this decline.
Performance
The Core Bond Fund has not yet commenced investment operations as of the date of this Prospectus. Therefore, no performance is shown.
Management
Investment Advisor
YieldQuest Advisors, LLC serves as investment advisor to the Core Bond Fund.
Portfolio Managers
The individuals who are primarily responsible for day-to-day management of the Fund are:

•	Jay K. Chitnis — Portfolio Manager and Chief Investment Strategist

•	David N. Summers IV— Portfolio Manager

•	Joseph B. Patire - Portfolio Manager

Mr. Chitnis has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Equity Fund. Messrs. Summers and Patire each is responsible for assisting Mr. Chitnis in implementing the investment strategy of the Fund and for providing day-to-day management of the Fund. Mr. Chitnis has served as the portfolio manager for the Fund since its inception. Messrs. Summers and Patire each has served on the investment team since December 2007.
Buying and Selling Fund Shares
Shares of the YieldQuest Funds are available for investment only by clients of registered investment advisors, financial planners and other financial institutions or other investors which have been approved in advance by the Advisor. You may purchase or redeem shares by contacting your financial intermediary or contacting the Funds.

Minimum Initial Investment	To Place Orders
$250 for Investor Class $10,000 for Institutional Class	By Mail:	YieldQuest Funds c/o PNC Global Investment Servicing

100 Freight Street, PO Box 9818 Pawtucket, RI 02860

Minimum Subsequent Investment
$25 for Investor Class $250 for Institutional Class	By Wire:	Call the Fund’s transfer agent at (877) 497-3634 to obtain wiring instructions
The Fund reserves the right to change the above eligibility criteria for its Institutional Class shares. Please contact your financial intermediary directly to find out if additional requirements apply.
Tax Information
The Core Bond Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

YIELDQUEST CORE TAX-EXEMPT BOND FUND
(Shares of the YieldQuest Core Tax-Exempt Bond Fund are not currently available for investment)
Summary Section
Investment Objectives/Goals
The investment objective of the YieldQuest Core Tax-Exempt Bond Fund (the “Core Tax-Exempt Fund” and the “Fund”) is to seek current income exempt from federal income tax. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the Core Tax-Exempt Fund.

Institutional	Investor Class
Class Shares	Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	NONE	0.25%
Total Other Expenses	%	%
Short Dividend and Interest Expense	%	%
Remaining Other Expenses	%	___	%[3]
Acquired Fund Fees and Expenses	%	%
Total Annual Fund Operating Expenses (before expense reimbursement)	%	%
Expense Reimbursement[1]	%	%
Total Annual Fund Operating Expenses (after expense reimbursement)	%	%

[1]	The Advisor contractually has agreed to waive its fee and/or reimburse expenses, so that Total Annual Fund Operating Expenses (excluding 12b-1 and administrative services fees and certain other expenses) do not exceed ___% of average daily net assets of Institutional Class shares and Investor Class shares, each through February 28, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.
Example:
     This example is intended to help you compare the cost of investing in the Core Tax-Exempt Fund with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year		3 years
Institutional Class Shares	$	___	$	___
Investor Class Shares	$	___	$	___

Portfolio Turnover
     The Core Tax-Exempt Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Investments, Risks and Performance
Principal Strategies
     The Core Tax-Exempt Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets directly or indirectly in municipal bonds the interest on which is exempt from both regular federal income tax and federal AMT. The Core Tax-Exempt Fund may invest in auction rate securities (including variable rate demand notes) issued by municipalities. The Core Tax-Exempt Fund may invest directly in municipal securities or it may elect to gain exposure to the municipal bond market by investing in ETFs that invest primarily in municipal bonds.
     Generally, the Core Tax-Exempt Fund makes direct investments in municipal securities. However, the Core Tax Exempt Fund may elect to obtain exposure to municipal securities through investments in ETFs that invest primarily in municipal securities. The Core Tax-Exempt Fund may invest up to 20% of its net assets based on market value at the time of purchase in securities other than tax-exempt municipal securities, such as U.S. Government securities, money market instruments, taxable bonds, foreign bonds (including sovereign debt and foreign corporate debt), stock, cash and cash equivalents. The Fund may use derivatives for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity.
Principal Risks of Investing in the Core Tax-Exempt Bond Fund
All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Core Tax-Exempt Fund.

•	Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Because many municipal obligations are issued to finance similar projects by municipalities (e.g., housing, healthcare, water and sewer projects, etc.), conditions in the sector related to the project can affect the overall municipal market. Payment of municipal obligations may depend on an issuer’s general unrestricted revenues, revenue generated by a specific project, the operator of the project, or government appropriation or aid. There is a greater risk if investors can look only to the revenue generated by the project. In addition, municipal bonds generally are traded in the “over-the-counter” market among dealers and other large institutional investors. From time to time, liquidity in the municipal bond market (the ability to buy and sell bonds readily) may be reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. It is not possible to predict whether such cycles of market illiquidity may be short-term or may continue over a protracted period of time. Municipal securities are also subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

•	Fixed Income Securities Risk:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.
Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Prepayment and Extension Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. To the extent that the Fund invests in mortgage-backed securities, there is a greater risk that the Fund will lose money due to prepayment and extension risks associated with these securities.
Premium/Discount Risk. When the Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend. Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value). The declining premium lowers value of the security in the Fund’s portfolio. Thus the Fund may have attained a higher payout over the life of the fixed income security, but at the expense of an erosion in the value of such security over time. Premium erosion is most frequent among government and investment-grade corporate bond funds.

•	Investment Company Securities Risk. When the Fund invests in another investment company (including ETFs and closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Management Risk. The strategies used by the Advisor with respect to the Fund may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. The return on an investment in the Fund will vary depending on the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities. If the Advisor’s investment strategies with respect to the Fund fails to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy for the Fund may increase the Fund’s costs and, thereby, reduce its performance.

•	Auction Rate Securities Risk. Auction rate securities are debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7 — 35 days) through a ‘dutch’ auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction ‘clears,’ meaning the lowest possible interest rate at which all the securities can be sold at par. This ‘clearing rate’ is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate securities may be in the form of preferred shares, and may be issued by municipalities and/or closed-end funds. While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

•	Foreign Securities Risk:

General Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.
Emerging Market Risk: To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment;

possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).
Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

•	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	Tax Risk. In order to be tax-exempt, municipal securities must meet certain legal requirements and, in order for the Tax-Exempt Fund and Core Tax-Exempt Fund to pay exempt-interest dividends to its shareholders, these Funds must meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Failure to meet such requirements may cause either the interest received or distributed to shareholders by each of the Tax-Exempt Fund and Core Tax-Exempt Fund to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall. The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Additionally, the Fund may not be able to close out certain derivatives contracts when the Advisor determines it is desirable to do so. Consequently, the Fund may receive payments that are treated as taxable income for federal income tax purposes.

•	Short Sale Risk. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. Short sales therefore expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs. These costs will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. When the Advisor makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss.

•	Turnover Risk. The Fund is actively managed and may experience a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•	Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. Risks specific to some of the derivative instruments that could be utilized by the Fund or an underlying fund are as follows:

1.	Futures Contracts and Options on Futures Risk. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

2.	Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When the Fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

3.	Forward Currency Contracts and Related Options Risk. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts (or options on such contracts) to hedge against foreign currency risk, to increase exposure to foreign currency or shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there is no assurance that such transaction will be successful.
4.	Swap and Related Options Risk. The Fund may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.
Credit Default Swap Risk — In addition to risks associated with swaps generally, credit default swaps may subject the Fund to additional risks. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests. Swaps and related options expose the Fund to counterparty credit risk (credit risk described above). The Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.
5.	Commodity Futures Contracts Risk. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. If the Fund’s position has declined in value, the Fund may be required to post additional margin to cover this decline.
Performance
The Core Tax-Exempt Fund has not yet commenced investment operations as of the date of this Prospectus. Therefore, no performance is shown.
Management
Investment Advisor
YieldQuest Advisors, LLC serves as investment advisor to the Core Tax-Exempt Fund.
Portfolio Managers
The individuals who are primarily responsible for day-to-day management of the Fund are:

•	Jay K. Chitnis — Portfolio Manager and Chief Investment Strategist

•	David N. Summers IV— Portfolio Manager

•	Joseph B. Patire — Portfolio Manager

Mr. Chitnis has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Equity Fund. Messrs. Summers and Patire each is responsible for assisting Mr. Chitnis in implementing the investment strategy of the Fund and for providing day-to-day management of the Fund. Mr. Chitnis has served as the portfolio manager for the Fund since its inception. Messrs. Summers and Patire each has served on the investment team since December 2007.
Buying and Selling Fund Shares
Shares of the YieldQuest Funds are available for investment only by clients of registered investment advisors, financial planners and other financial institutions or other investors which have been approved in advance by the Advisor. You may purchase or redeem shares by contacting your financial intermediary or contacting the Funds.

Minimum Initial Investment	To Place Orders
$250 for Investor Class $10,000 for Institutional Class	By Mail:	YieldQuest Funds c/o PNC Global Investment Servicing

100 Freight Street, PO Box 9818 Pawtucket, RI 02860
Minimum Subsequent Investment
$25 for Investor Class $250 for Institutional Class	By Wire:	Call the Fund’s transfer agent at (877) 497-3634 to obtain wiring instructions
The Fund reserves the right to change the above eligibility criteria for its Institutional Class shares. Please contact your financial intermediary directly to find out if additional requirements apply.
Tax Information
The Core Tax-Exempt Fund seeks to pay exempt-interest dividends to its shareholders, which are exempt from federal income taxes and federal AMT.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Which Fund May Be Right for You?
The Equity Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a primary focus on a capital appreciation investment strategy, and a secondary focus on income.

•	Investors who want exposure to a broad range of asset classes with the convenience of a single fund.

•	Investors who want to hire a professional to shift their assets between different types of investments as market conditions change.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the greater risks associated with common stocks.

•	Investors willing to tolerate higher volatility than is associated with most equity funds.

The Total Return Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a total return investment strategy.

•	Investors seeking an actively-managed portfolio of diversified fixed income investments.

•	Investors willing to tolerate higher volatility than is associated with most bond funds.

The Tax-Exempt Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a current income investment strategy.

•	Long-term investors seeking moderate to high tax-exempt income distributions.

•	Investors willing to tolerate the risks associated with municipal securities.

•	Investors willing to tolerate higher volatility than is associated with most bond funds.

The Core Bond Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a total return investment strategy.

•	Investors seeking an actively-managed portfolio of diversified fixed income investments.

•	Investors willing to tolerate the risks associated with fixed income securities.

The Core Tax-Exempt Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a current income investment strategy.

•	Long-term investors seeking current tax-exempt income distributions.

•	Investors willing to tolerate the risks associated with fixed income securities.

FEES AND EXPENSES OF THE FUNDS
     The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.
INSTITUTIONAL CLASS SHARES

		TOTAL			CORE TAX-
	EQUITY	RETURN	TAX EXEMPT		EXEMPT
	FUND	FUND	FUND	CORE FUND	FUND
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE	NONE	NONE
Redemption Fee(1)	NONE	NONE	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee	0.99%	0.59%	0.59%	0.34%	0.40%
Distribution and/or Service (12b-1) Fees	NONE	NONE	NONE	NONE	NONE
Total Other Expenses(2)	[___%]	[___%]	[___%]	[___%]	[___%]
Short Dividend and Interest Expense (3)	[___%]	[___%]	[___%]	[___%]	[___%]
Remaining Other Expenses	[___%]	[___%]	[___%]	[___%]	[___%]
Acquired Fund Fees and Expenses(5)	[___%]	[___%]	[___%]	[___%]	[___%]
Total Annual Fund Operating Expenses (before reimbursement)	[___%]	[___%]	[___%]	[___%]	[___%]
Expense Reimbursement(6)	[___%]	[___%]	[___%]	[___%]	[___%]
Total Annual Fund Operating Expenses (before reimbursement) (7)	[___%]	[___%]	[___%]	[___%]	[___%]

(1)	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

(2)	Includes interest and dividend expenses on securities sold short.

(3)	Short Dividend and Interest Expense occurs when a Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security and/or interest to the lender and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security—thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Short Dividend and Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the Total Annual Fund Operating Expense (after reimbursement)ratio for the Funds would have been: Equity Fund [2.71%] ; Total Return Fund [ 1.98%] ; Tax-Exempt Fund [1.76%] ; Flexible Income Fund [ 2.35%] ; Low Duration Fund [ 1.30%] and Low Duration Tax-Exempt Fund [ 1.18%].

(4)	Remaining Other Expenses are estimated for the current fiscal year. Actual expenses may differ.

(5)	Acquired Fund Fees and Expenses represent the pro rata fees and expenses indirectly incurred by a Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate a Fund’s net asset value.

(6)	The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses, but only to the extent necessary to maintain Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund invests (“Acquired Funds”)), at the following percentages of average daily net assets of Institutional Class shares through October 31, 2010: Equity Fund 1.19%; Total Return Fund 0.79%; Tax-Exempt Fund 0.79%; Flexible Income Fund 0.95%; Low Duration Fund 0.65%; Low Duration Tax-Exempt Fund 0.65%; Core Fund 0.49%; and Core Tax-Exempt Fund 0.55%. The addition of certain non-waivable expenses will cause the Funds’ Total Annual Fund Operating Expenses (after reimbursement) to exceed the maximum amounts agreed to by the Advisor. Each waiver or reimbursement by the Advisor is subject to repayment by a Fund within the three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the applicable expense limitation in effect at the time such repayment is made.

(7)	Total Annual Fund Operating Expenses (after reimbursement) in this fee table will not correlate to the expense ratio in the Funds’ financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by a Fund, not the indirect costs of Acquired Funds. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses (after reimbursement) would be: Equity Fund [1.24%]; Total Return Fund [0.83%]; Tax-Exempt Fund [0.81%]; Flexible Income Fund [1.01%]; Low Duration Fund [0.74%] and Low Duration Tax-Exempt Fund [0.65%].

INVESTOR CLASS SHARES

		TOTAL			CORE TAX-
	EQUITY	RETURN	TAX EXEMPT		EXEMPT
	FUND	FUND	FUND	CORE FUND	FUND
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE	NONE	NONE
Redemption Fee(1)	NONE	NONE	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee	0.99%	0.59%	0.59%	0.34%	0.40%
Distribution and/or Service (12b-1) Fees (2)	0.25%	0.25%	0.25%	0.25%	0.25%
Total Other Expenses	[___%]	[___%]	[___%]	[___%]	[___%]
Short Dividend and Interest Expense (3)	[___%]	[___%]	[___%]	[___%]	[___%]
Remaining Other Expenses(4)	[___%]	[___%]	[___%]	[___%]	[___%]
Acquired Fund Fees and Expenses(6)	[___%]	[___%]	[___%]	[___%]	[___%]
Total Annual Fund Operating Expenses (before expense reimbursement)	[___%]	[___%]	[___%]	[___%]	[___%]
Expense Reimbursement(7)	[___%]	[___%]	[___%]	[___%]	[___%]
Total Annual Fund Operating Expenses (after expense reimbursement) (8)	[___%]	[___%]	[___%]	[___%]	[___%]

(1)	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

(2)	Each Fund has adopted a Rule 12b-1 Plan for Investor Class shares that permits it to pay up to 0.25% of its average net assets each year for distribution and servicing costs. These fees are an ongoing charge and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

(3)	Short Dividend and Interest Expense occurs when a Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security and/or interest to the lender and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security—thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the estimated Total Annual Operating Expense (after reimbursement)ratio for the Funds would have been: Equity Fund [ 3.06%] ; Total Return Fund [ 2.33%] ; Tax-Exempt Fund [2.11%] ; Flexible Income Fund [ 2.70%] ; Low Duration Fund [ 1.65%] and Low Duration Tax-Exempt Fund [ 1.53%].

(4)	Includes administration services fees of 0.10%.

(5)	Remaining Other Expenses are estimated for the current fiscal year. Actual expenses may differ.

(6)	Acquired Fund Fees and Expenses represent the pro rata fees and expenses indirectly incurred by a Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate a Fund’s net asset value.

(7)	The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses, but only to the extent necessary to maintain Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), 12b-1 fees, administration fees, taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund invests (“Acquired Funds”)), at the following percentages of average daily net assets of Investor Class shares through October 31, 2010: Equity Fund 1.19%; Total Return Fund 0.79%; Tax-Exempt Fund 0.79%; Flexible Income Fund 0.95%; Low Duration Fund 0.65%; Low Duration Tax-Exempt Fund 0.65%; Core Fund 0.49%; and Core Tax-Exempt Fund 0.55%. The addition of certain non-waivable expenses will cause the Funds’ Total Annual Fund Operating Expenses (after reimbursement) to exceed the maximum amounts agreed to by the Advisor. Each waiver or reimbursement by the Advisor is subject to repayment by a Fund within the three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the applicable expense limitation in effect at the time such repayment is made.

(8)	Total Annual Fund Operating Expenses (after reimbursement), which are estimated for the current fiscal year, in this fee table would not correlate to the expense ratio in the Funds’ financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by a Fund, not the indirect costs of Acquired Funds. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses (after reimbursement) would be: Equity Fund [ 1.59%] ; Total Return Fund [ 1.18%] ; Tax-Exempt Fund [ 1.16%] ; Flexible Income Fund [ 1.36%] ; Low Duration Fund [ 1.09%] and Low Duration Tax-Exempt Fund [ 1.00%].

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS
Equity Fund
     Under normal circumstances, the Equity Fund generally invests at least 80% of its net assets in equity securities of companies of all market capitalizations, either directly or through investments in other investment companies, including ETFs and actively managed closed-end mutual funds that invest primarily in equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. The Equity Fund seeks to maximize its performance by diversifying its investments among equity securities that YieldQuest Advisors, LLC (the “Advisor”), the Equity Fund’s advisor, believes present the best capital appreciation prospects for the Equity Fund. The Equity Fund invests primarily in large-cap securities, either directly or through ETFs and closed end funds that invest primarily in large-cap securities. The Advisor, in its discretion, varies the Equity Fund’s exposure to equity securities covering other categories as well, including mid-cap value, small-cap value, large-cap growth, mid-cap growth, small-cap growth and real estate. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Equity Fund may elect to pursue its investment objective either by investing directly in common stocks, or by investing in one or more underlying investment companies that have substantially similar investment objectives and policies as the Equity Fund, such as open-end mutual funds, ETFs that invest in equity securities represented by various indices (including foreign indices) and actively managed, closed-end mutual funds traded on a U.S. exchange. The Advisor allocates the Equity Fund’s assets among various asset classes, investment styles and market capitalizations based on the Advisor’s assessment of the relative opportunities and risks of each category.
     Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), shares of other investment companies that invest primarily in equity securities, publicly-traded partnerships and real estate investment trusts (REITs). Equity REITs purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. These securities typically trade like stocks on a major exchange. The Equity Fund may invest up to one-third of its assets in foreign securities, including emerging market securities. In making stock selections, the Advisor uses its economic forecasts to identify sectors in which the Equity Fund should have exposure via individual securities, mutual funds, ETFs or closed-end funds. The Advisor then uses a proprietary multi-factor screening tool which focuses on earnings and the

Advisor’s assessment of the relative growth and/or value opportunities and risks of a particular stock and other technical factors, such as the past performance of the stock compared to other stocks over various time periods. The Advisor examines the fundamental characteristics of an issuer, including industry conditions and outlook, market position and management’s ability and reputation, as well as technical aspects, such as price and volume behavior of the issuer’s stock. Individual securities are selected based on the Advisor’s assessment of the capital appreciation prospects of the particular security, as well as the Advisor’s assessment of the areas of the market that are and/or will be performing the best. The Advisor may purchase securities that have the potential for growth or that are undervalued, depending on its assessment of the opportunities presented by the individual security.
     When selecting ETFs and other investment companies for the Equity Fund’s portfolio, the Advisor generally analyzes the underlying fund’s investment strategy, the experience of its portfolio managers, its performance history, volatility, comparative return and risk data, asset size, and expense ratio. When selecting closed-end mutual funds, the Advisor also uses historical models to determine whether the funds are trading at discounts that are deemed attractive by the Advisor. The Advisor also analyzes the closed-end fund’s portfolio generally to determine whether it has positive prospects for growth in the Advisor’s opinion. The Equity Fund may invest up to 20% of its net assets in debt securities of any quality or maturity, directly or through other investment companies that invest primarily in debt securities, as well as shares of other investment companies that invest in commodities; mortgage REITs; and municipal securities. From time to time, depending on general market conditions and the prospects presented by the individual security, the Equity Fund may invest up to 10% of its net assets, measured at the time of purchase, in non-investment grade debt securities, commonly known as “junk bonds.”
     The Advisor seeks to control risk by diversifying the Equity Fund’s assets among numerous sectors and asset classes. The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed end funds and money market funds). As a result of its overall strategy, the Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Fund may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instruments. For example, the Equity Fund may use derivatives to hedge its exposure to volatility with respect to underlying funds or the equity markets generally. Derivative instruments in which the Equity Fund may invest generally include options, futures contracts and options thereon, commodity futures contracts, swaps (including options thereon) and forward currency contracts and options thereon, and the Equity Fund may engage in short sales. For more information on the Equity Fund’s derivative strategies, see the “Summary of the Principal Risks of Investing in the Funds — Derivatives Risk” and “Other Investment Information — Derivatives” sections.
     The Equity Fund may sell a stock if the Advisor believes the company’s prospects have declined, if the Advisor learns negative information about the company’s underlying fundamentals, to rebalance the composition of the Equity Fund’s portfolio, to meet redemptions, or for other reasons deemed prudent or advisable. The Advisor’s investment strategy frequently involves buying and selling portfolio securities to rebalance the Equity Fund’s exposure to various market sectors. As a result, the Equity Fund typically experiences a very high portfolio turnover rate, the effects of which are described under “Summary of the Principal Risks of Investing in the Funds — Turnover Risk.”

Total Return Bond Fund
     The Total Return Fund seeks to benefit from attractive valuations in every segment of the fixed income market by investing in bonds, notes, mortgage-backed and asset-backed securities, collateralized mortgage obligations, corporate debt, mortgage REITs, publicly-traded partnerships, convertible securities, preferred securities that make regular interest or dividend payments, U.S. government securities, short-term obligations (such as commercial paper), STRIPS, Auction Rate Securities (“ARS”), municipal bonds and money market investments. STRIPS are a type of security issued by the U.S. Treasury Department as zero-coupon bonds, and are offered in a wide range of maturities. Investors purchase STRIPS at a discount and redeem them upon maturity for their par value. ARS are long-term, variable rate bonds tied to short-term interest rates, whose rates are reset at short-term intervals. ARS are priced and traded as short-term instruments because of this interest rate reset. In selecting investments for the Total Return Fund, the Advisor considers many factors, such as (i) perceived opportunities and risks in the U.S. and world markets; (ii) monetary, investor sentiment, momentum, fundamental, business cycle, and market cycle conditions; and (iii) recent performance and momentum of various categories of possible investments. Under normal circumstances, the Total Return Fund generally invests at least 80% of its net assets in a broad range of fixed income securities, either directly or through investments in ETFs and actively managed closed-end mutual funds that invest primarily in fixed income securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders.
     The Advisor identifies sectors that it believes are in or out of favor with the marketplace, and the future prospects of that sector based on recent performance, monetary policy, investor sentiment, market momentum, business fundamentals, business cycles, and market cycles. Once the Advisor identifies a sector that is outperforming, or has the potential to outperform, the market as a whole, the Advisor seeks individual securities based on its review of the issuer’s current and historical spreads to comparable Treasury securities, and fundamental analysis of issuer’s future prospects. The Advisor seeks U.S. and foreign fixed income securities based on the perceived opportunities for capital appreciation and income, compared to an analysis of relative risks. When selecting closed-end mutual funds, the Advisor uses historical models to determine whether the funds are trading at discounts that are deemed attractive by the Advisor. The Advisor also analyzes the closed-end fund’s portfolio holdings generally to determine whether the fund has positive prospects for total return in the Advisor’s opinion.
     The Total Return Fund may invest in fixed income securities of any maturity. Typically, however, the Total Return Fund’s weighted average duration and/or maturity ranges from two to ten years. The Advisor seeks to maximize the Total Return Fund’s performance by diversifying its investments among fixed income securities, and by actively managing the Total Return Fund’s portfolio in an effort to enhance the Total Return Fund’s total return. The “total return” sought by the Total Return Fund consists of income earned on the Total Return Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals of a particular sector or security. Under normal circumstances, the Total Return Fund invests in investment grade fixed income securities. From time to time, depending on general market conditions and the prospects presented by the individual security, the Total Return Fund may invest up to 25% of its net assets, measured at the time of purchase, in non-investment grade fixed income securities, commonly known as “junk bonds.” The Total Return Fund may invest up to one-third of its assets in securities of foreign issuers, including securities of issuers based in emerging markets, either directly or indirectly through investments in other investment companies that invest primarily in foreign bonds and/or depositary receipts.
     The Advisor may elect to pursue the investment objective of the Total Return Fund either by investing directly in fixed income securities or by investing in other investment companies, including ETFs and actively managed open end or closed-end funds that hold a portfolio of fixed income securities.

The Advisor typically will invest in underlying funds based on a positive analysis of: (1) the experience of the underlying fund’s portfolio managers; (2) the fund’s performance history, volatility, and comparative return and risk data; (3) asset size; (4) expense ratio; and (5) the underlying fund’s investment style. The Total Return Fund may invest up to 20% of its net assets in other than debt securities, including equity securities, such as dividend paying common stocks, preferred stocks, equity REITs, ETFs and actively managed closed-end funds that invest primarily in stocks, commodities, or equity REITs. Because the Total Return Fund may invest up to 20% of its net assets in securities other than debt securities, this means that investments in closed-end funds, REITs, ETFs and other mutual funds will not be limited to those that invest exclusively in debt securities. As a result of its overall strategy, the Total Return Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate, the effects of which are described under “Summary of the Principal Risks of Investing in the Funds -Turnover Risk.”
     The Advisor seeks to control risk by diversifying the Total Return Fund’s assets among numerous sectors and asset classes. The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed end funds and money market funds). The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Total Return Fund also may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument. For example, the Total Return Fund may use derivatives to hedge its exposure to volatility with respect to underlying funds or the fixed income and/or equity markets generally. Derivative instruments in which the Total Return Fund may invest generally include options, futures contracts, options on futures contracts or ETFs, swaps (including options thereon) and forward currency contracts (including options thereon), and the Total Return Fund may engage in short sales. For more information on the Total Return Fund’s derivative strategies, see “Summary of the Principal Risks of Investing in the Funds — Derivatives Risk” and “Other Investment Information — Derivatives” below.
Tax-Exempt Fund
     Under normal circumstances, the Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds exempt from both regular federal income tax and federal AMT, either directly or through ETFs and closed-end funds whose underlying investments consist primarily of municipal bonds or other investments exempt from both federal income tax and federal AMT. This investment policy may not be changed without shareholder approval. The Tax-Exempt Fund may invest in municipal bonds of any maturity. Typically, however, the Tax-Exempt Fund’s weighted average duration and/or maturity ranges from two to twelve years. The interest income on municipal bonds typically is exempt from regular federal income tax; however, in certain circumstances, the interest income from municipal bonds may be subject to taxes, including, without limitation, federal AMT. The Advisor seeks to take advantage of yield curve movements over time to lock in investment gains and tax loss swapping when the environment permits. The Advisor considers various factors, including the economic feasibility of bond financings and general-purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality.
     The Advisor also may attempt to augment income by investing a portion of the Tax-Exempt Fund’s portfolio in non-investment grade tax-exempt securities, which generally provide higher yields. Although the percentage that the Advisor allocates to non-investment grade securities will vary depending on the supply of non-investment grade municipal bonds and the credit spread between investment grade securities and non-investment grade securities, the Tax-Exempt Fund will not invest more than 25% of its net assets, measured at the time of purchase, in non-investment grade securities commonly known as “junk bonds.” If the credit spread narrows, the Advisor may increase its allocation to investment grade securities; if the credit spread broadens, the Advisor may increase its allocation to non-investment grade securities. The Advisor may also use hedging transactions for purposes of duration management, particularly with respect to investment-grade securities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. The greater the Tax-Exempt Fund’s duration, the greater the change in the Tax-Exempt Fund’s net asset value in response to a change in market interest rates. The Advisor increases or reduces the duration of the Tax-Exempt Fund’s portfolio based on its interest rate outlook. When the Advisor expects interest rates to fall, it will maintain a longer portfolio duration. When the Advisor expects interest rates to increase, it shortens the portfolio duration. The Advisor considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve’s monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
     The Tax-Exempt Fund may pursue its investment objective by investing in ETFs and closed-end funds that hold a portfolio of municipal bonds. When selecting funds for the Tax-Exempt Fund’s portfolio, the Advisor analyzes each fund’s investment strategy, the experience of its portfolio managers, its performance history, volatility, comparative return and risk data, asset size, and expense ratio. The Advisor uses historical models to determine whether a closed-end fund is trading at a discount that is deemed attractive by the Advisor. The Tax-Exempt Fund may invest up to 20% of its net assets, based on market value at the time of investment, in securities other than tax-exempt municipal securities, including, common stocks, preferred stocks, taxable bonds, foreign bonds (including sovereign debt, foreign corporate debt and debt of issuers located in emerging markets), convertible securities, equity and/or mortgage REITs, publicly-traded partnerships, and other investment companies (including closed-end and open-end mutual funds) that hold any of the foregoing securities or that invest in commodities, money market funds, and cash and cash equivalents. The Advisor’s decision process focuses mainly on identifying securities that the Advisor believes are underrated or undervalued, or that present the highest yield opportunities net of taxes.
The Advisor seeks to control risk by diversifying the Tax-Exempt Fund’s assets among numerous sectors and asset classes. The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed end funds and money market funds). The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. As a result of its overall strategy, the Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate. The Fund may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument. For example, the Tax-Exempt Fund may use derivatives to hedge its exposure to volatility with respect to underlying funds or the fixed income and/or equity markets generally. Derivative instruments in which the Tax-Exempt Fund may invest generally include options, futures contracts, options on futures contracts or ETFs, swaps (including options thereon) and forward currency contracts (including options thereon), and the Tax-Exempt Fund may engage in short sales. For more information on the Tax-Exempt Fund’s derivative strategies, see “Summary of the Principal Risks of Investing in the Funds — Derivatives Risk” and “Other Investment Information — Derivatives” below.
     The Tax-Exempt Fund seeks to maximize the level of income distributions that will qualify as tax-exempt for Federal income tax purposes and, as such, the Advisor will give great consideration to the tax consequences of the transaction in determining whether to retain or sell a particular investment in the Tax-

Exempt Fund’s portfolio. Because investments in closed-end funds represent an intermediate trading strategy, the Tax-Exempt Fund experiences a high portfolio turnover, the effects of which are described under “Summary of the Principal Risks of Investing in the Funds — Turnover Risk.”
Core Bond Fund
     The Core Bond Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets in fixed income securities, either directly or indirectly through ETFs that invest primarily in fixed income securities. The Core Bond Fund typically invests in an investment grade portfolio of fixed income and variable rate securities, including corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“government securities”), mortgage-backed and asset-backed securities, mortgage pass-through securities, taxable and non-taxable municipal obligations, foreign fixed income securities and money market instruments. The Advisor considers fixed income securities to be investment grade if, at the time of purchase, they are rated BBB- or Baa3 or higher by two out of the following three rating organizations: Standard & Poor’s Ratings Group, Fitch Ratings, or Moody’s Investors Service, Inc., or, if unrated, determined by the Advisor to be of comparable quality. From time to time, the Core Bond Fund may invest in derivatives, including but not limited to options and futures contracts.
     The Core Bond Fund invests in investment grade securities, determined as of the date of purchase. The Core Bond Fund generally will not purchase non-investment grade securities. However, in the event that investment grade securities in the Fund’s portfolio are subsequently downgraded or in default, the Fund may continue to hold such securities until maturity or until such time as the Advisor deems it appropriate to sell them. Generally, the Core Bond Fund makes direct investments in fixed income securities. However, the Core Bond Fund may elect to obtain exposure to the fixed income market through investments in ETFs that invest primarily in fixed income securities. The Core Bond Fund may invest up to 20% of its total assets, based on market value at the time of investment, in foreign debt securities denominated in foreign currencies, or U.S. dollar-denominated securities of foreign issuers.
     The Core Bond Fund typically invests in fixed income securities with intermediate to long-term maturities of at least three years and up to thirty years. The Core Bond Fund’s weighted average effective duration will be approximately 3 to 6 years. “Duration” means the average time to receipt of expected cash flows (discounted to present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security’s cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. Duration also generally takes into account the effect of interest rate changes on bond prices. For example, if interest rates increase by 1%, the value of a security having an effective duration of five years generally would decrease in value by 5%. See “Summary of the Principal Risks of Investing in the Funds — Fixed Income Securities Risk.”
     In selecting investments in domestic securities for the Core Bond Fund, the Advisor typically considers the fixed income sectors represented in the Barclays Capital Aggregate Bond Index. The Core Bond Fund will invest in those areas of the bond market that the Advisor believes to be relatively undervalued, based on quality, sector, coupon or maturity. The Advisor seeks to identify fixed income sectors that it believes are out of favor with the market, and the future prospects of that sector based on recent performance, monetary policy, investor sentiment, market momentum, business fundamentals, business cycles, and market cycles. Once the Advisor identifies a sector that has the potential to outperform the market as a whole, the Advisor seeks individual securities in that sector that are undervalued based, among other things, on its review of the issuer’s current and historical spreads to comparable Treasury securities, and fundamental analysis of issuer’s future prospects. The Advisor seeks U.S. and foreign fixed income securities based on the perceived opportunities for capital appreciation and income, compared to an analysis of relative risks. The Advisor invests in ETFs based on its positive analysis of: (1) fixed income sector and sector allocation; (2) established ETF sponsor; (3) performance history, volatility, and comparative return and risk data; (4) and asset size.
     The “total return” sought by the Core Bond Fund consists of income earned on the Core Bond Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals of a particular sector or security. The Core Bond Fund also may borrow or sell short up to 20% of the value of its total assets.
     The Core Bond Fund may invest up to 20% of its total assets, based on market value at the time of investment, in derivative transactions for any purpose consistent with its investment objective. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument. For example, the Core Bond Fund may use derivatives to hedge its exposure to volatility with respect to the fixed income markets generally. Derivative instruments, subject to the limitation above generally include options, futures contracts, options on futures contracts or ETFs, forward currency contracts, swaps, CMOs and commercial mortgage-backed securities (“CMBS”), and the Core Bond Fund may engage in short sales. For more information on the Core Bond Fund’s derivative strategies, see “Summary of Principal Risks of Investing in the Funds — Derivatives Risk” and “Other Investment Information — Derivatives” below.
Core Tax-Exempt Fund
     The Core Tax-Exempt Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets directly or indirectly in municipal bonds the interest on which is exempt from both regular federal income tax and federal AMT. This investment policy may not be changed without shareholder approval. Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Core Tax-Exempt Fund may invest in auction rate securities (“ARS”) (including variable rate demand notes) issued by municipalities. The Core Tax-Exempt Fund may invest directly in municipal securities or it may elect to gain exposure to the municipal bond market by investing in ETFs that invest primarily in municipal bonds.
     The Core Tax-Exempt Fund typically invests in fixed income securities with intermediate to long-term maturities of at least 3 years up to 30 years. The Core Tax-Exempt Fund’s weighted average effective duration will be at least 4 years up to 10 years. The interest income on municipal bonds typically is exempt from regular federal income tax; however, in certain circumstances, the interest income from municipal bonds may be subject to taxes, including, without limitation, federal AMT. The Advisor manages credit risk by performing a fundamental credit analysis on all municipal bonds before purchasing such securities for the Core Tax-Exempt Fund’s portfolio. The Advisor considers various factors, including the economic feasibility of bond financings and general-purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Advisor invests in ETFs based on its positive analysis of: (1) credit quality and duration of underlying investments; (2) performance history, volatility, and comparative return and risk data; (3) fixed income sector and sector allocation; (4) asset size; and (5) established ETF sponsor.
     The Core Tax-Exempt Fund invests in investment grade securities, determined as of the date of purchase. The Advisor considered fixed income securities to be investment grade if, at the time of purchase, they are rated BBB- or Baa3 or higher by two out of the following three rating organizations: Standard & Poor’s Ratings Group, Fitch Ratings or Moody’s Investor Services, Inc., or, if unrated, determined to be of comparable quality by the Advisor. The Core Tax-Exempt Fund generally will not purchase non-investment grade securities. However, in the event that investment grade securities in the

Fund’s portfolio are subsequently downgraded or in default, the Fund may continue to hold such securities until maturity or until such time as the Advisor deems it appropriate to sell them. Generally, the Core Tax-Exempt Fund makes direct investments in municipal securities. However, the Core Tax-Exempt Fund may elect to obtain exposure to municipal securities through investments in ETFs that invest primarily in municipal securities.
     The Advisor may use hedging transactions for any purpose consistent with its investment objective, such as duration management with respect to investment-grade securities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. The greater the Core Tax-Exempt Fund’s duration, the greater the change in the Core Tax-Exempt Fund’s net asset value in response to a change in market interest rates. The Advisor increases or reduces the duration of the Core Tax-Exempt Fund’s portfolio based on its interest rate outlook. The Advisor considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve’s monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities. The Advisor’s decision process focuses mainly on identifying municipal securities that the Advisor believes are underrated or undervalued, or that present the highest yield opportunities. The Advisor focuses on bonds with the potential to offer high current income. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
     The Core Tax-Exempt Fund may invest up to 20% of its net assets, based on market value at the time of investment, in securities other than tax-exempt municipal securities, such as U.S. Government securities, money market instruments, taxable bonds, foreign bonds (including sovereign debt and foreign corporate debt), stock, cash and cash equivalents. The Core Tax-Exempt Fund may use derivatives for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument. For example, the Core Tax-Exempt Fund may use derivatives to hedge its exposure to volatility with respect to the fixed income markets generally. Derivative instruments in which the Core Tax-Exempt Fund may invest generally include mortgage or asset-backed securities, options, futures contracts, options on futures contracts or ETFs, swaps and forward currency contracts, and the Core Tax-Exempt Fund may engage in short sales. The Core Tax-Exempt Fund also may invest in securities issued by entities, such as trusts, whose underlying assets are municipal securities, such as residual interest bonds. For more information on the Core Tax-Exempt Fund’s derivative strategies, see “Summary of the Principal Risks of Investing in the Funds — Derivatives Risk” and “Other Investment Information — Derivatives” below.
     The Core Tax-Exempt Fund may borrow or sell short up to 20% of the value of its total assets. As a result of its overall strategy, the Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities.
     The Core Tax-Exempt Fund seeks to maximize the level of income distributions that will qualify as tax-exempt for Federal income tax purposes and, as such, the Advisor will give great consideration to the tax consequences of the transaction in determining whether to retain or sell a particular investment in the Core Tax-Exempt Fund’s portfolio.

SUMMARY OF THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS
All investments involve risks, and a Fund cannot guarantee that it will achieve its investment objective. An investment in a Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, a Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. The principal risks of investing in the each Fund, which could adversely affect its net asset value, are set forth below. A detailed description of these risks is included below.

Core
Tax-
		Total	Tax-	Core	Exempt
	Equity	Return	Exempt	Bond	Bond
	Fund	Fund	Fund	Fund	Fund
Fixed Income Securities Risk	•	•	•	•	•
Foreign Securities Risk	•	•	•	•	•
Equity Securities Risk	•	•	•
Small- and Mid-Cap Risk	•
Junk Bond Risk		•	•
Investment Company Securities Risk	•	•	•	•	•
Management Risk	•	•	•	•	•
Market Risk	•	•	•	•	•
Preferred Stock Risk		•	•
Mortgage-Related and Other Asset-Backed Securities Risk		•		•
Municipal Securities Risk	•	•	•	•	•
Auction Rate Securities Risk					•
Government Securities Risk		•	•	•	•
Derivatives Risk	•	•	•	•	•
Short Sales Risk	•	•	•	•	•
Tax Risk			•		•
Turnover Risk	•	•	•	•	•
REIT Risk	•	•	•
Publicly Traded Partnership Risk	•	•	•
Emerging Market Risk	•	•	•	•	•
Closed End Fund Risk	•	•	•
ETF Risk	•	•	•	•	•
Commodities Risk	•	•	•
Principal Risks of Investing in the Equity Fund

•	Equity Securities Risk

•	Market Risk

•	Small- and Mid-Cap Risk

•	Investment Company Securities Risk

•	Foreign Securities Risk

•	Emerging Market Risk

•	Short Sale Risk

•	Derivatives Risk

•	Fixed Income Risk

•	Management Risk

•	Turnover Risk

•	Real Estate Investment Trust Risk

•	Publicly Traded Partnerships Risk

•	Municipal Securities Risk

•	Closed End Fund Risk

•	ETF Risk

•	Commodities Risk

Principal Risks of Investing in the Total Return Fund

•	Fixed Income Securities Risk

•	Junk Bond Risk

•	Government Securities Risk

•	Investment Company Securities Risk

•	Preferred Stock Risk

•	Market Risk

•	Management Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Foreign Securities Risk

•	Emerging Market Risk

•	Short Sale Risk

•	Derivatives Risk

•	Real Estate Investment Trust Risk

•	Publicly-Traded Partnership Risk

•	Municipal Securities Risk

•	Equity Securities Risk

•	Turnover Risk

•	Closed End Fund Risk

•	ETF Risk

•	Commodities Risk

Principal Risks of Investing in the Tax-Exempt Fund

•	Fixed Income Securities Risk

•	Junk Bond Risk

•	Government Securities Risk

•	Investment Company Securities Risk

•	Preferred Stock Risk

•	Market Risk

•	Management Risk

•	Short Sale Risk

•	Derivatives Risk

•	Municipal Securities Risk

•	Tax Risk

•	Real Estate Investment Trust Risk

•	Foreign Securities Risk

•	Emerging Market Risk

•	Publicly Traded Partnership Risk

•	Equity Securities Risk

•	Turnover Risk

•	Closed End Fund Risk

•	ETF Risk

•	Commodities Risk

Principal Risks of Investing in the Core Bond Fund

•	Fixed Income Securities Risk

•	Government Securities Risk

•	Investment Company Securities Risk

•	ETF Risk

•	Market Risk

•	Management Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Foreign Securities Risk

•	Emerging Market Risk

•	Derivatives Risk

•	Turnover Risk

•	Municipal Securities Risk

•	Short Sale Risk

Principal Risks of Investing in the Core Tax-Exempt Bond Fund

•	Municipal Securities Risk

•	Government Securities Risk

•	Fixed Income Securities Risk

•	Investment Company Securities Risk

•	ETF Risk

•	Foreign Securities Risk

•	Emerging Market Risk

•	Tax Risk

•	Market Risk

•	Management Risk

•	Auction Rate Securities Risk

•	Turnover Risk

•	Derivatives Risk

•	Short Sale Risk

     The following risks are among the principal risks of investing in the Funds:
•	Fixed Income Securities Risk:

1.	Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

2.	Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

3.	Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.

4.	Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

5.	Prepayment and Extension Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. To the extent that a Fund invests in mortgage-backed securities, there is a greater risk that the Fund will lose money due to prepayment and extension risks associated with these securities.

6.	Premium/Discount Risk. When a Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend. Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value). The declining premium lowers value of the security in the Fund’s portfolio. Thus the Fund may have attained a higher payout over the life of the fixed income security, but at the expense of an erosion in the value of such security over time. Premium erosion is most frequent among government and investment-grade corporate bond funds.
•	Foreign Securities Risk:
1.	General Foreign Securities Risk. When a Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

2.	Emerging Market Risk: To the extent that a Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).

3.	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor may not hedge against currency movements in the various markets in which the Funds invest so the value of a Fund is subject to the risk of adverse changes in currency exchange rates.
•	Equity Securities Risk. Equity markets can be volatile. In other words, the prices of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. A Fund’s investments in equity securities may decline in value if the stock markets perform poorly. There is also a risk that a Fund’s investments in such equity securities will under-perform either the securities markets generally or particular segments of the securities markets.

•	Small and Mid-Cap Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Equity Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•	Junk Bond Risk. A Fund may be subject to greater levels of interest rate and credit risk as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•	Investment Company Securities Risk. When a Fund invests in another investment company (including ETFs and closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, a Fund will incur higher expenses, many of which may be duplicative. In addition, a Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). A Fund has no control over the risks taken by the underlying funds in which it invests.
1.	ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

2.	Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open end mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund. Overall stock market risks may affect the value of closed end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, closed-end funds may be subject to these market risks. For example, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

•	Management Risk. The strategies used by the Advisor with respect to a Fund may fail to produce the intended results. The ability of a Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. The return on an investment in a Fund will vary depending on the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities. If the Advisor’s investment strategies with respect to a Fund fails to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy for a Fund may increase the Fund’s costs and, thereby, reduce its performance.

•	Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Preferred Stock Risk. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. In addition, investment in preferred securities carries certain additional risks including:
11.	Deferral Risk- Some preferred stock may contain provisions that allow the issuer, under certain conditions, to skip (i.e., “noncumulative” preferred stock) or defer (i.e., “cumulative” preferred stock) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow the issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If a

Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

12.	Redemption Risk-Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return.

13.	Limited Voting Rights Risk-Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

14.	Subordination Risk-Preferred securities are subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

15.	Liquidity Risk-Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

6.	Correlation with Equity Markets-Overall stock market risks may affect the value of preferred stock. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, preferred stocks may be subject to these market risks. For example, the price of preferred stocks generally may fall on the days that equity markets experience significant losses.

•	Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities include pass-through securities, CMOs, commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. MBS may also possess credit risk. Because the assets providing cash flows to a mortgage-backed security are comprised of home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of mortgage-backed securities depends, in part, on the likelihood of the borrower paying the promised cash flows of principal and interest on time. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

Asset-backed securities typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the issuer of the asset-backed securities with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. In addition, these securities also may be subject to prepayments which may shorten the securities’ weighted average life and may lower their return.

•	Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Because many municipal obligations are issued to finance similar projects by municipalities (e.g., housing, healthcare, water and sewer projects, etc.), conditions in the sector related to the project can affect the overall municipal market. Payment of municipal obligations may depend on an issuer’s general unrestricted revenues, revenue generated by a specific project, the operator of the project, or government appropriation or aid. There is a greater risk if investors can look only to the revenue generated by the project. In addition, municipal bonds generally are traded in the “over-the-counter” market among dealers and other large institutional investors. From time to time, liquidity in the municipal bond market (the ability to buy and sell bonds readily) may be reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds by market participants, such as the Funds, that are seeking liquidity can further reduce bond prices in an illiquid market. It is not possible to predict whether such cycles of market illiquidity may be short-term or may continue over a protracted period of time. Municipal securities are also subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of a Fund’s investments in such securities.

•	Auction Rate Securities Risk. Auction rate securities are debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7 - 35 days) through a ‘dutch’ auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction ‘clears,’ meaning the lowest possible interest rate at which all the securities can be sold at par. This ‘clearing rate’ is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate securities may be in the form of preferred shares, and may be issued by municipalities and/or closed-end funds. While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

•	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which a Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by a Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	Derivatives Risk. A Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in a Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause a Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. A Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. Risks specific to some of the derivative instruments that could be utilized by a Fund or an underlying fund are as follows:

1.	Futures Contracts and Options on Futures Risk. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, a Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

2.	Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When a Fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When a Fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

3.	Forward Currency Contracts and Related Options Risk. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts (or options on such contracts) to hedge against foreign currency risk, to increase exposure to foreign currency or shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there is no assurance that such transaction will be successful.

4.	Swap and Related Options Risk. The Funds may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to a Fund, the default will cause the value of your investment in the Fund to decrease. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Default Swap Risk — In addition to risks associated with swaps generally, credit default swaps may subject a Fund to additional risks. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. A Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if a Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase a Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which a Fund invests. Swaps and related options expose a Fund to counterparty credit risk (credit risk described above). A Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

5.	Commodity Futures Contracts Risk. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. If a Fund’s positions have declined in value, the Fund may be required to post additional margin to cover this decline.

•	Short Sale Risk. When a Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. Short sales therefore expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs. These costs will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. When the Advisor makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss.

•	Tax Risk. In order to be tax-exempt, municipal securities must meet certain legal requirements and, in order for the Tax-Exempt Fund and Core Tax-Exempt Fund to pay exempt-interest dividends to its shareholders, these Funds must meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Failure to meet such requirements may cause either the interest received or distributed to shareholders by each of the Tax-Exempt Fund and Core Tax-Exempt Fund to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall. The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Additionally, a Fund may not be able to close out certain derivatives contracts when the Advisor determines it is desirable to do so. Consequently, the Fund may receive payments that are treated as taxable income for federal income tax purposes.

•	Turnover Risk. The Funds are actively managed and each experiences a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•	Real Estate Investment Trust (REIT) Risk — When a Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•	Publicly Traded Partnership Risk. Investments in publicly traded partnerships are subject to various risks related to the underlying operating companies controlled by such partnerships, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

HOW TO BUY SHARES
     Shares of the YieldQuest Funds are available for investment only by clients of registered investment advisors, financial planners and other financial institutions or other investors which have been approved in advance by the Advisor. In addition, the Advisor may approve employees, former employees, shareholders and directors/trustees of the Advisor or the YieldQuest Funds, and friends and family members of such persons, as investors. All investments are subject to prior approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. You may confirm your eligibility to invest in a Fund by calling the Advisor at 866-YQuest1 (866-978-3781). In certain circumstances, you may be required to confirm your eligibility in writing by no later than the close of business on the day of the purchase. Each Fund reserves the right to reject any initial or additional investment.
     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.
What kind of shares can I buy?
     The Equity Fund, Total Return Fund and Tax-Exempt Bond Fund each offer Institutional Class shares and Investor Class shares. The Core Bond Fund and the Core Tax-Exempt Fund do not offer shares in either the Institutional Class or the Investor Class at this time.
     Institutional Class . Institutional Class shares are subject to a higher minimum initial investment of $10,000 and minimum subsequent investments are $250. Institutional Class shares do not pay any 12b-1 fees or Administrative Services fees. Institutional Class shares can be purchased directly through the Funds’ Distributor without charge, or through other financial institutions which may charge transaction fees with respect to your purchase. Institutional Class shares are available for investment only by clients of investment advisers, financial planners and other financial institutions or investors approved in advance by the Advisor.
     Investor Class . Investor Class shares require an initial minimum investment of $250 and minimum subsequent investments of $25. Investor Class shares charge a 0.25% 12b-1 fee and a 0.10% Administrative Services fee, and are offered through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. It is anticipated that Investor Class shares will be available on platforms with no transaction fees. Investor Class shares are available to clients of investment advisers, financial planners, and other financial institutions or investors approved in advance by the Advisor and who invest through a mutual fund supermarket or platform whose sponsor has entered into a selling agreement with the Funds’ Distributor, YieldQuest Securities, LLC.
     You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. The Investor Class shares will have ongoing 12b-1 fees and Administrative Services fees, whereas the Institutional Class shares do not, but may be subject to transaction fees payable to the financial institution you use to make your purchase. Depending on the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

     Each Fund reserves the right to change the above eligibility criteria for its Institutional and Investor Class shares.

	Institutional Class	Investor Class

Sales Charge (Load)	None	None

Distribution and Service (12b-1) Fee	None	Subject to annual distribution and shareholder servicing fee of 0.25% of each Fund’s average daily net assets applicable to Investor Class shares.

Administration Services Fee	None	Subject to annual administration services fees of 0.10% of each Fund’s average daily net assets applicable to Investor Class shares.

Fund Expenses	Lower annual expenses than Investor Class shares.	Higher annual expenses than Institutional Class shares.

Minimum Investment Amounts	Initial minimum investment of $10,000. Subsequent investments of at least $250.	Initial minimum investment of $250. Subsequent investments of at least $25.
     The Advisor may, in its sole discretion, waive these minimums in certain circumstances. If your investment is aggregated into an omnibus account established by your investment advisor, financial planner or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from a Fund, you will not incur charges on purchases and redemptions. If you purchase or redeem shares through a broker-dealer or other financial intermediary, you may be charged a fee by that intermediary.
Initial Purchase
     By Mail — To be in proper form, your initial purchase request must:

•	include a completed and signed investment application form, noting Fund and Class, which accompanies this Prospectus, and any additional supporting legal documentation required by the Advisor to approve your eligibility;

•	include a check made payable to the appropriate Fund; no third party checks will be accepted. If your check is returned, a $25 fee will be assessed against your account; and

•	Pre-approved in advance by the Funds’ Advisor;

Mail the completed application and check to:
U.S. or Overnight Mail:	YieldQuest Funds c/o PNC Global Investment Servicing 100 Freight Street, P.O. Box 9818 Pawtucket, RI 02860
     By Wire — You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call PNC Global Investment Servicing (U.S.) Inc. (“PNC”), the Funds’ transfer agent, at 1-877-497-3634 to obtain instructions on how to set up your account and to obtain an account number.
     You must provide a signed application to PNC at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or their transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.
Additional Investments
     Investors approved in advance by the Advisor typically may purchase additional shares of any Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:
•	your name

•	the name of your account(s),

•	your account number(s),

•	the name of the applicable Fund and Class, and

•	a check made payable to the applicable Fund.
     Checks should be sent to the YieldQuest Funds at the address listed under the heading “Initial Purchase — By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase — By Wire” in this prospectus. Each Fund reserves the right to reject any additional investment.
Automatic Investment Plan
     You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.
Tax Sheltered Retirement Plans
     Shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees at 1-877-497-3634.
Investor Class Distribution and Servicing Arrangements
     The Core Equity, Total Return Bond, and Tax-Exempt Bond Funds each has adopted an Investor Class Distribution and Shareholder Services Plan under Rule 12b-1 that allows it to pay distribution fees for the sales and distribution of Investor Class shares of the Funds to mutual fund supermarkets, and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into a selling agreement with the YieldQuest Funds’ distributor. These fees are called “Rule 12b-1 fees”. Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to certain entities which may include investment advisors, banks, trust companies, retirement plan administrators and other types of service providers which provide distribution services and shareholder and administrative support with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Distribution and Shareholder Services Plan, a Fund is authorized to pay a service provider (which may include affiliates of the Fund) a shareholder services fee which is based on the average daily net asset value of the Investor Class shares of the Fund attributable to or held in the name of the service provider for providing certain distribution and administrative services to Fund shareholders with whom the service provider has a servicing relationship.
     Investor Class shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of Investor Class shares in each respective Fund. Rule 12b-1 fees help the Distributor sell Investor Class shares without an up-front sales charge by defraying the costs of mutual fund supermarket or platform fees and other expenses paid to financial intermediaries.
     Because Rule 12b-1 fees are paid out of a Fund’s Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment in the Investor Class shares.
     In addition, the Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee from its bona fide profits for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.
Investor Class Administration Plan
     The Core Equity, Total Return Bond and Tax-Exempt Bond Funds have adopted an Administration Plan with respect to Investor Class shares, pursuant to which each Fund pays an annual fee equal to 0.10% of the average daily net assets of each Fund’s Investor Class shares to the Funds’ Distributor to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with YieldQuest Securities, LLC, the Funds’ Distributor.

     For purposes of the Administration Plan, administrative services include, but are not limited to (i) acting as recordholder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administration fees increase the cost of your investment in a Fund’s Investor Class shares because these fees are paid out of a Fund’s assets on an on-going basis.
Purchases of Investor Class Shares Through an Intermediary
     If you invest in Investor Class shares of a Fund through a mutual fund supermarket or other platform offered by a broker-dealer, 401(k) plan, trust company or other financial intermediary, their policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as administrative and/or shareholder services that the financial intermediary provides on the Funds’ behalf. This fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually, of the average value of Funds’ Investor Class shareholder accounts for which the financial intermediary provides services. The Funds’ Investor Class shares pay all or a portion of this fee up to 0.25%, pursuant to the Funds’ 12b-1 Plan, and 0.10% pursuant to the Fund’s Administration Plan, each of which is discussed above. The 12b-1 portion of the total fee is intended to compensate the financial intermediary for distribution-related services, while the administration fee is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Funds’ transfer agent or other service provider if the Investor Class shares had been purchased directly. To the extent that any portion of the total fees charged by an intermediary is not paid by the Investor Class of the Funds, the Advisor to the Funds may pay the remaining portion to financial intermediaries for such services.
     Financial intermediaries that receive payments from the Funds pursuant to the 12b-1 Plan and/or the Administration Plan may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Funds may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.
Other Purchase Information
     YieldQuest Funds may limit the amount of initial or subsequent purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in a Fund. Checks must be made payable to the applicable Fund. The Funds and their transfer agent do not accept third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Medallion signature guarantee stamps may be required on identification documentation. All documentation requiring a medallion signature guarantee stamp must utilize a New Technology Medallion stamp.
     YieldQuest Funds have authorized brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent. Approved Investors’ orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by a Fund. If you purchase your Fund shares through a broker-dealer or other intermediary, you may be charged a fee by that broker-dealer or intermediary.
HOW TO REDEEM SHARES
     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.
     By Mail — You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:
U.S. or Overnight Mail:
YieldQuest Funds
c/o PNC Global Investment Servicing
100 Freight Street, P.O. Box 9818
Pawtucket, RI 02860
     Your request for a redemption must include your letter of instruction, including the applicable Fund’s name and Class of shares, your account number, account name(s) and address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 90 days of the redemption request. The Funds may also require a medallion signature guarantee stamp for redemptions of $25,000 or more. Medallion signature guarantees are for the protection of shareholders. You can obtain a medallion signature guarantee stamp from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-877-497-3634 if you have questions. At the discretion of a Fund or the Fund’s transfer agent, you may be required to furnish additional legal documents to insure proper authorization, prior to a redemption.
     By Telephone — You may redeem any part of your account in a Fund by calling PNC at 1-877-497-3634 (redemptions from retirement plans cannot be processed by telephone). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, their transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed to confirm that telephone instructions are genuine may include recording telephone instructions and requiring a form of personal identification from the caller.
     The Funds may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail at address listed under the heading “Initial Purchase — By Mail” in this prospectus.
     YieldQuest Funds’ Policy on Market Timing. The YieldQuest Board of Trustees has adopted policies and procedures to discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.
     If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may enforce its own market timing policy.
     While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to detect market timing and there can be no assurance that the Funds will be able to detect market timers in an effective manner. Each Fund reserves the right to reject any purchase order that it does not believe is in the best interest of the Fund or its shareholders or if the Fund believes that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of their shares.
     Additional Information — If you are not certain of the requirements for a redemption, please call the Funds’ transfer agent at 1-877-497-3634. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption request. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemptions made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (the “SEC”), the Funds may suspend redemptions or postpone payment dates.
     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your Institutional Class shares in the Fund is less than $10,000 (or less than $250 for Investor Class shares) due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.
DETERMINATION OF NET ASSET VALUE
     The price you pay for your shares is based on the applicable YieldQuest Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.
     Each Fund’s assets generally are valued at their market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makers, or pricing services. Debt securities held by the Funds are valued based on information furnished by independent pricing services or market quotations. NASDAQ-traded securities are valued using the NASDAQ official closing price (“NOCP”). Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. ETFs, exchange-traded options, futures contracts and options on futures contracts are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at a fair value as determined in good faith by the Advisor, pursuant to guidelines established by the Board of Trustees. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
     In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at a fair value, which is an estimated value determined in good faith by the Advisor, subject to guidelines approved by the Board of Trustees. Fair valuation also may be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close. Investments in foreign securities, junk bonds or thinly traded securities are more likely to trigger fair valuation than investments in other types of securities. To the extent that there is a delay between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Funds seek to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the use of fair value pricing. There are no assurances, however, that a Fund will realize fair valuation upon the sale of a security.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
     The Equity Fund typically distributes substantially all of its net investment income in the form of dividends to its shareholders annually. Each of the Total Return Fund, Tax-Exempt Fund, Core Bond Fund and Core Tax-Exempt Fund (each a “Bond Fund”) typically declares substantially all of its net investment income as dividends and pays such dividends to its shareholders on a monthly basis. Each Fund typically distributes its net long-term capital gains and its net short term capital gains annually. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Dividends paid by the Funds may be eligible in part for the dividends received deduction for corporations.
Taxes
     Investment income distributed by the Funds generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. The Equity Fund will normally distribute dividends on an annual basis, while each other Fund will distribute dividends on an monthly basis.
     By meeting certain requirements of the Code, the Tax-Exempt Fund and Core Tax-Exempt Fund would qualify to pay exempt-interest dividends to their shareholders. These dividends (“exempt-interest dividends”) are derived from interest income exempt from federal income tax, and are not subject to federal income tax when distributed to shareholders of these three Funds. Specifically, these Funds can pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating such exempt interest income. Distributions from these Funds other than exempt-interest dividends generally will be taxable as ordinary income, except in the case of distributions of net long-term capital gains.
     Interest on the municipal securities purchased by the Tax-Exempt Fund and the Core Tax-Exempt Fund and on the municipal securities purchased by other investment companies that qualify as grantor trusts or certain other investment vehicles is believed to be free from federal income tax based on opinions issued by bond counsel. However, there is no guarantee that the opinions are correct or that the IRS will agree with the opinions. In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer’s future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen, dividends paid by these Funds derived from this interest may be taxable.
     Each Fund will distribute its net realized capital gains to its shareholders normally once a year. Capital gains generally are generated when a Fund sells its assets for a profit. The tax treatment of capital gains are taxed differently depending on how long the Fund held the capital asset sold. Capital gains depends on how long the Fund held the capital assets sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.
     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.
     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders. These transactions typically create the following tax liabilities for taxable accounts:
Summary of Certain Federal Income Tax Consequences for Taxable Accounts
     The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”) and the Tax Increase Prevention and Reconciliation Act of 2005 (the “2005 Tax Act”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Exempt-interest dividends	Exempt

Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*	For gains realized through December 31, 2010.
     Under the 2003 and 2005 Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.
     If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term instead of short-term capital loss to the extent of any capital gains distributions received on the shares.

     If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your taxable distributions and sales proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.
     Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.
MANAGEMENT OF THE FUNDS
     YieldQuest Advisors, LLC, 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305, serves as investment advisor to the Funds. As Advisor, YieldQuest Advisors, LLC is responsible for the selection and ongoing monitoring of securities in each Fund’s investment portfolio, and for managing the Funds’ business affairs. In addition to managing the Funds, the Advisor and its affiliates provide investment advice and products to investment advisors, financial planners, mutual funds, and high-net worth individuals.
     Pursuant to the terms of an investment advisory agreement with each Fund, as compensation for its investment management services, the Advisor is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Equity Fund 0.99%; Total Return Fund and Tax-Exempt Fund 0.59% each; Core Bond Fund 0.34%; and Core Tax-Exempt Fund 0.40%. For the fiscal year ended October 31, 2009, after applicable waivers and reimbursements, the Advisor received an advisory fee at the following annual rate of each Fund’s daily net assets: Equity Fund ___%; Total Return Fund ___%; and Tax-Exempt Fund ___%.
     The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses, to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, 12b-1 expenses, administration expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), at the following percentages of average daily net assets of the Investor Class shares through February 28, 2011: Equity Fund 1.19%; Total Return Fund and Tax-Exempt Fund 0.79% each; Core Bond Fund 0.49%; and Core Tax-Exempt Fund 0.55%. Each waiver or reimbursement by the Advisor is subject to repayment by a Fund within the three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.
     A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement on behalf of Equity, Total Return and Tax-Exempt Funds is included in the Funds’ Annual Report to Shareholders for the fiscal period ended October 31, 2009. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement on behalf of the Core Bond and Core Tax-Exempt Funds was included in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2009.

Portfolio Managers
     The Advisor uses a team approach to investment management. The members of the investment team each provide portfolio management services to each of the five YieldQuest Funds, except that Mr. Bliss is a portfolio manager solely for the Equity Fund. The individual members of the team who are primarily responsible for day-to-day management of the Funds are:
Jay K. Chitnis, CFA
Portfolio Manager and Chief Investment Strategist
     Mr. Chitnis is solely and ultimately responsible for determining the investment strategy to be used by, and the advice to be given to, the YieldQuest Funds. Mr. Chitnis is Chief Investment Officer of YieldQuest Advisors, LLC, and has served as such since the inception of the firm in 2004. While Mr. Chitnis is well versed in many areas of the financial marketplace, he specializes in the global fixed-income and equity markets.
     Over the years, Mr. Chitnis has developed proprietary ETF and fixed-income trading models that have helped his clients add value to their portfolios. He has written several published articles on these topics, and has been quoted in numerous publications, including Business Week, Fortune, and Smart Money. Mr. Chitnis is an extremely popular speaker, and is frequently asked to present his ideas and strategies at money manager conferences throughout the country. Some of these include both regional chapters and the national meeting of the American Association of Individual Investors (AAII), the National Association of Personal Financial Advisors (NAPFA), and the Financial Planning Association’s national conferences and Webcasts.
     Mr. Chitnis also serves as Senior Managing Director and Chief Investment Strategist of YieldQuest Securities, LLC, a registered broker-dealer and member of FINRA that also serves as principal underwriter of the YieldQuest Funds. Mr. Chitnis served as Managing Director of the YieldQuest Investment Group of an independent broker-dealer firm, Register & Akers Investments, Inc., from June 2004 to September 2005 and, prior to that, of McDonald Investments, a registered broker-dealer and FINRA member, from September 2001 to June 2004, where he was responsible for researching and implementing new investment ideas to a client base of over 200. Mr. Chitnis led a similar team as Managing Director within Wachovia Securities from 1998 to 2001. Mr. Chitnis obtained his Bachelor’s degree in Engineering from Rensselaer Polytechnic Institute in New York, and his Master’s degree in economics at New York University. He is also a CFA Charterholder.
David N. Summers IV, CFA
Portfolio Manager
     Mr. Summers is responsible for assisting Mr. Chitnis in implementing the investment strategy of the YieldQuest Funds and for providing day-to-day management of the Funds. Mr. Summers is also Chief Compliance Officer of YieldQuest Advisors, LLC, and has served as such since the inception of the firm in 2004. Since 2004, Mr. Summers also has served as Managing Director of YieldQuest Securities, LLC, a registered broker-dealer and FINRA member that also serves as principal underwriter of the YieldQuest Funds. He served as Senior Vice President of the YieldQuest Investment Group of an independent broker-dealer firm, Register & Akers Investments, Inc., from June 2004 to September 2005 and, prior to that, of McDonald Investments, a registered broker-dealer and FINRA member, from September 2001 to June 2004, where he was a Vice President. Mr. Summers obtained his Bachelor’s degree in Economics from Georgia State University and his Master’s degree in Business Administration from Georgia State University. He is also a CFA Charterholder.
Joseph B. Patire
Portfolio Manager
     Mr. Patire is responsible for assisting Mr. Chitnis in implementing the investment strategy of the YieldQuest Funds and for providing day-to-day management of the Funds. Mr. Patire is also a Managing Director of YieldQuest Advisors, LLC, and has served as such since the inception of the firm in 2004. Mr. Patire also serves as Managing Director of YieldQuest Securities, LLC. He served as Senior Vice President of the YieldQuest Investment Group of an independent broker-dealer firm, Register & Akers Investments, Inc., from June 2004 to September 2005 and, prior to that, of McDonald Investments, a registered broker-dealer and FINRA member, from September 2001 to June 2004, where he was a Vice President. Mr. Patire obtained his Bachelor’s degree in Management from Rensselaer Polytechnic Institute in New York.
John N. Bliss III
Portfolio Manager
     Mr. Bliss is responsible for assisting Mr. Chitnis in implementing the investment strategy of the YieldQuest Core Equity Fund and for providing day-to-day management of the Fund. Mr. Bliss is also a Senior Vice President of YieldQuest Advisors, LLC, and has served as such since August 2004. Mr. Bliss also serves as a Senior Vice President of YieldQuest Securities, LLC. He served as an Associate Vice President of the YieldQuest Investment Group of an independent broker-dealer firm, Register & Akers Investments, Inc., from June 2004 to August 2005 and, prior to that, of McDonald Investments, a registered broker-dealer and FINRA member, from September 2001 to June 2004, where he was an Investment Associate. Mr. Bliss obtained his Bachelor’s degree in Finance from the University of Georgia.
     The Statement of Additional Information (“SAI”) contains information about the Portfolio Managers’ compensation structure, a description of other accounts they manage and their ownership of shares of the Funds.
OTHER INVESTMENT INFORMATION
General
     Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments or securities of no-load mutual funds. If a Fund invests in shares of another investment company, the shareholders of the Funds generally will be subject to duplicative management fees. Each Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.
     The investment objective and strategies of a Fund may be changed without shareholder approval, except as noted below. A Fund’s stated investment policy of investing at least 80% of its net assets in the type of securities found in the Fund’s name may be changed only upon at least 60 days prior written notice to shareholders. The investment policy of each of the Tax-Exempt Fund and Core Tax-Exempt

Fund to invest at least 80% of their assets in tax-exempt municipal bonds as described above may not be changed without shareholder approval.
Investment in Other Investment Companies
     Other investment companies include open end mutual funds, money market funds, ETFs (including ETFs that hold portfolio of securities that closely tracks the price performance and dividend yield of various indices), and actively managed closed-end funds. Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or by investing in one or more of these investment companies (collectively, “underlying funds”). As a shareholder of an underlying fund, a Fund indirectly will bear management and other fees which are in addition to the fees the Fund pays its service providers.
     Each Fund may substantially invest in closed-end funds except the Core Bond Fund and Core Tax-Exempt Fund will not invest in closed-end funds. The structure of a closed-end fund poses additional risks than are involved when investing in open-end mutual funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market value rises and a fund’s discount narrows or its premium widens, the price return of the closed-end fund — the actual return to the shareholder — will be greater than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in, and levels of, premiums and discounts. The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the closed fund’s net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.
Foreign Securities
     When a Fund or an underlying fund invests in foreign securities, including sovereign debt, it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund (or the underlying investment company vehicle in which a Fund may invest) by domestic companies or the U.S. government. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the

Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated). These currency movements may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.
     A Fund may engage in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency that the Fund owns or wants to own. In addition, a Fund may take active foreign currency positions not designed as a hedge, in which case the Fund is making investments in foreign currencies in an attempt to profit from changes in currency exchange rates. These foreign currency transactions will subject the Fund to currency risk. To the extent that a Fund engages in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency that the Fund owns or wants to own, this presents the risk that the two currencies may not move in relation to one another as expected. In that case, a Fund could lose money on its investment and also lose money on the position designed to act as a hedge. To the extent that foreign exchange rates do not move in the direction anticipated by the Advisor, a Fund will lose money on its foreign currency positions. The risks of a Fund’s foreign currency transactions are substantially different from those of its securities investments. A Fund’s foreign currency transactions and/or its investments or trades in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates.
     Each Fund may invest directly, or indirectly through underlying funds, in securities of issuers located in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
     Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Derivatives
     Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain and for investment purposes. These strategies may be executed through the use of derivative contracts. There is no limit on each Fund’s use of derivative hedging transactions to the extent that such derivative transaction is not otherwise deemed an illiquid security pursuant to relevant guidelines.
     In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon, commodity futures contracts, and forward currency contracts (including options thereon), and enter into swap agreements (including credit default swaps and options on swaps) (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.
     Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
     A detailed description of various risks associated with particular derivative instruments is included in “Additional Information About Fund Investments And Risk Considerations” in the Funds’ SAI.

Short Sales
     Each Fund and its underlying funds may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may make short sales of U. S. Treasuries, futures contracts, common stocks, ETFs, and closed-end funds. The Advisor may hedge the downside risk associated with a closed end fund trading at less than its net asset value. For example, a Fund may sell short the shares of a sector ETF whose investments correspond to the sector in which the closed end fund invests. For hedging purposes, a Fund also may sell short stocks owned by the closed end fund, to the extent the closed end fund’s portfolio holdings have been made available to the general public.
Convertible Securities
     The Funds (other than the Core Bond Fund and Core Tax-Exempt Fund) and their underlying funds may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.
Junk Bonds
     Each Fund (other than the Core Bond Fund and Core Tax-Exempt Fund) and its underlying funds may purchase high yield debt securities commonly referred to as “junk bonds.” The economy and interest rates affect junk bonds differently from other securities. The Core Bond Fund and Core Tax-Exempt Fund generally will not purchase non-investment grade securities, but may continue to hold securities that are subsequently downgraded to junk status until maturity or until such time as the Advisor deems it appropriate to sell them. The prices of junk bonds have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of junk bonds and each Fund’s net asset value. To the extent that there is no established retail secondary market, there may be thin trading of junk bonds, and this may have an impact on the Advisor’s ability to accurately value junk bonds and on each Fund’s ability to dispose of the securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.
     There are risks involved in applying credit ratings as a method for evaluating junk bonds. For example, credit ratings evaluate the safety of principal and interest payments, not market value of junk bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor will continuously monitor the issuers of junk bonds in each Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity.
Mortgage-Related and Other Asset-Backed Securities
     Each Fund and its underlying funds may invest in mortgage- or other asset-backed securities. Mortgage-related securities include pass-through securities, CMOs, commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
     The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose these Funds to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Asset-backed securities typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. In addition, these securities also may be subject to prepayments which may shorten the securities’ weighted average life and may lower their return.
     Asset-backed and receivable-backed securities are ultimately dependent upon payment of loans by individuals or businesses, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. Pass-through certificates or business trusts may be structured to provide income from equipment lease payments by underlying companies, such as airlines. The related risks will vary depending on the underlying industries represented in the trust’s portfolio.
     CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.
Municipal Securities
     Each Fund may invest in municipal securities. Municipal securities generally are issued by states and local government and their agencies, authorities and other instrumentalities. Municipal bonds are subject to risks generally associated with fixed income securities (e.g., interest rate risk, credit risk, change in rating risk, etc.). In addition, a municipal bond’s value could also be affected by legislation and other political events. Lower-rated municipal bonds are subject to greater risk than higher-quality municipal bonds. The types of municipal securities that a Fund may invest in include, without limitation, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing (TIF) bonds, municipal leases, residual interest bonds, and auction rate preferred securities. These Funds may also invest in securities issued by underlying funds whose assets consist substantially of municipal securities.
Publicly-Traded Partnership Interests
     Each Fund, other than the Core Bond Fund and Core Tax-Exempt Fund, may invest in units or other interests issued by master limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (“PTPs”). The value of the Fund’s investment in PTPs may fluctuate based on prevailing market conditions and the success of the PTP. Risks associated with investments in PTPs include the fact that the success of a PTP typically is dependent upon its specialized management skills. Additionally, the risks related to a particular PTP investment by the Fund will vary depending on the underlying industries represented in the PTP’s portfolio. For example, the success of a PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile. Moreover, the underlying oil and gas reserves attributable to such PTP may be depleted. Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its investment in a PTP.
Rule 144A Securities
     Each Fund may invest in Rule 144A securities that the Advisor determines to be liquid based on guidelines adopted by the Board of Trustees. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements for resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Funds’ illiquid securities policy, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees. Certain Rule 144A securities may be structured as investment trusts. These investment trusts hold corporate bonds or credit default swaps which are selected by the sponsor. As Rule 144A securities, these investments are only available to qualified institutional buyers.

DESCRIPTION OF BENCHMARKS
The S&P 500 Index is an unmanaged index which tracks the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.
The Barclays Capital Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares. The Barclays Capital Aggregate Bond Index was previously named the Lehman Brothers Aggregate Bond Index.
The Barclays Capital U.S. Corporate Investment Grade Index includes issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be investment grade and also must be registered with the SEC. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.
The Barclays Capital U.S. Corporate High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.
The S&P Preferred Stock Index is designed to serve the investment community’s need for an investable benchmark representing the U.S. preferred stock market. The index includes all preferred stocks issued by U.S. corporations and those trading in major exchanges, subject to related criteria. The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.
The Barclays Capital 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares. The Barclays Capital 7 Year Municipal Bond Index was previously named the Lehman Brothers 7 Year Municipal Bond Index.
The Barclays Capital Municipal Long Bond Index is the long bond (22+ years) component of the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade. The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

FINANCIAL HIGHLIGHTS
     The following tables are intended to help you better understand financial performance of the Institutional Class shares of the Equity Fund, Total Return Fund and Tax-Exempt Fund since commencement of investment operations on November 1, 2005; and Investor Class shares of the Equity Fund, Total Return Fund and Tax-Exempt Fund since commencement of investment operations on February 28, 2008. Certain information reflects financial results for a single share of these Funds. Total return represents the rate you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years or periods ended October 31, 2006, 2007, 2008 and 2009, was audited by                     , whose report, along with the Funds’ financial statements, are included in the YieldQuest Funds’ Annual Report to Shareholders, available upon request without charge.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Core Equity Fund
	Institutional Class			Investor Class
	For the	For the	For the	For the
	year	year	year	period
	ended	ended	ended	ended
	10/31/2008	10/31/2007	10/31/2006(a)	10/31/2008(b)

Net Asset Value, beginning of period	$12.89	$11.36	$10.00	$11.36

Change in net assets from operations:
Net investment income	0.44	0.28	0.13	0.09
Net realized and unrealized gains (losses) on investments(c)	(6.60)	1.41	1.29	(5.07)

Total from investment activities	(6.16)	1.69	1.42	(4.98)

Distributions:
Net investment income	(0.34)	(0.16)	(0.06)	—
Net realized gains from investments	—	—	— (d)	—

Total Distributions	(0.34)	(0.16)	(0.06)	—

Paid-in capital from redemption fees	—	— (d)	— (d)	—

Net Asset Value, end of period	$6.39	$12.89	$11.36	$6.38

Net assets at end of period (000’s)	$12,763	$25,370	$18,782	$120
Total return (e), (f)	(49.06)%	14.98%	14.24%	(43.84)%

Ratios/Supplemental Data:

Ratio of expenses to average net assets:(g)
Before expense waivers/reimbursements	2.88%	1.80%	2.85%	2.92%
After expense waivers/reimbursements	2.58%	1.24%	1.19%	2.56%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	1.19%	1.19%	1.19%	1.54%

Ratio of net investment income (loss) to average net assets:(g)
Before expense waivers/reimbursements	3.60%	1.90%	(0.29)%	2.89%
After expense waivers/reimbursements	3.90%	2.46%	1.37%	3.25%
Portfolio turnover rate (f), (h)	499%	568%	455%	499%

(a)	Commenced operations on November 1, 2005.

(b)	Commenced operations on February 28, 2008.

(c)	Includes distributions of capital gains from underlying mutual funds.

(d)	Amount represents less than $0.01 per share.

(e)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(f)	Not annualized for periods less than one year.

(g)	Annualized for periods less than one year.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Total Return Bond Fund
	Institutional Class				Investor Class
	For the		For the	For the	For the
	year		year	year	period
	ended		ended	ended	ended
	10/31/2008		10/31/2007	10/31/2006(a)	10/31/2008(b)

Net Asset Value, beginning of period	$9.93		$10.51	$10.00	$9.72

Change in net assets from operations:
Net investment income	0.63		0.54	0.41	0.41
Net realized and unrealized gains (losses) on investments(c)	(2.29)		(0.62)	0.51	(2.08)

Total from investment activities	(1.66)		(0.08)	0.92	(1.67)

Distributions:
Net investment income	(0.67)		(0.50)	(0.41)	(0.45)
Net realized gains from investments	—		—	— (d)	—

Total Distributions	(0.67)		(0.50)	(0.41)	(0.45)

Paid-in capital from redemption fees	—		— (d)	— (d)	—

Net Asset Value, end of period	$7.60		$9.93	$10.51	$7.60

Net assets at end of period (000’s)	$186,944		$328,496	$138,239	$5,314
Total return (e), (f)	(17.66)%		(0.86)%	9.31%	(17.76)%

Ratios/Supplemental Data:

Ratio of expenses to average net assets:(g)
Before expense waivers/reimbursements	1.44%		0.83%	0.94%	1.62%
After expense waivers/reimbursements	1.40%		0.83%	0.79%	1.56%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	0.80	%(h)	0.79%	0.79%	1.15	%(h)

Ratio of net investment income (loss) to average net assets:(g)
Before expense waivers/reimbursements	6.75%		5.53%	4.70%	6.78%
After expense waivers/reimbursements	6.79%		5.53%	4.85%	6.84%
Portfolio turnover rate (f), (i)	165%		220%	137%	165%

(a)	Commenced operations on November 1, 2005.

(b)	Commenced operations on February 28, 2008.

(c)	Includes distributions of capital gains from underlying mutual funds.

(d)	Amount represents less than $0.01 per share.

(e)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(f)	Not annualized for periods less than one year.

(g)	Annualized for periods less than one year.

(h)	Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.

(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Tax-Exempt Bond Fund
	Institutional Class			Investor Class
	For the	For the	For the	For the
	year	year	year	period
	ended	ended	ended	ended
	10/31/2008	10/31/2007	10/31/2006(a)	10/31/2008(b)

Net Asset Value, beginning of period	$10.09	$10.53	$10.00	$9.85

Change in net assets from operations:
Net investment income	0.42	0.40	0.31	0.26
Net realized and unrealized gains (losses) on investments(c)	(1.58)	(0.44)	0.53	(1.33)

Total from investment activities	(1.16)	(0.04)	0.84	(1.07)

Distributions:
Net investment income	(0.43)	(0.40)	(0.31)	(0.26)
Net realized gains from investments	—	—	— (d)	—

Total Distributions	(0.43)	(0.40)	(0.31)	(0.26)

Paid-in capital from redemption fees	—	— (d)	— (d)	—

Net Asset Value, end of period	$8.50	$10.09	$10.53	$8.52

Net assets at end of period (000’s)	$103,196	$191,007	$86,199	$313
Total return (e), (f)	(11.88)%	(0.46)%	8.51%	(11.04)%

Ratios/Supplemental Data:

Ratio of expenses to average net assets:(g)
Before expense waivers/reimbursements	1.70%	0.81%	1.09%	1.84%
After expense waivers/reimbursements	1.60%	0.81%	0.79%	1.72%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	0.79%	0.79%	0.79%	1.14%

Ratio of net investment income (loss) to average net assets:(g)
Before expense waivers/reimbursements	4.16%	3.91%	3.25%	4.05%
After expense waivers/reimbursements	4.26%	3.91%	3.55%	4.17%
Portfolio turnover rate (f), (h)	158%	152%	72%	158%

(a)	Commenced operations on November 1, 2005.

(b)	Commenced operations on February 28, 2008.

(c)	Includes distributions of capital gains from underlying mutual funds.

(d)	Amount represents less than $0.01 per share.

(e)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(f)	Not annualized for periods less than one year.

(g)	Annualized for periods less than one year.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Flexible Income Fund
	Institutional Class		Investor Class
	For the	For the	For the
	year	period	period
	ended	ended	ended
	10/31/2008	10/31/2007(a)	10/31/2008(b)

Net Asset Value, beginning of period	$9.98	$10.00	$9.89

Change in net assets from operations:
Net investment income	0.66	0.17	0.41
Net realized and unrealized gains (losses) on investments(c)	(4.26)	(0.03)	(4.15)

Total from investment activities	(3.60)	0.14	(3.74)

Distributions:
Net investment income	(0.68)	(0.16)	(0.44)

Total Distributions	(0.68)	(0.16)	(0.44)

Net Asset Value, end of period	$5.70	$9.98	$5.71

Net assets at end of period (000’s)	$17,644	$14,580	$231
Total return (d), (e)	(38.24)%	1.36%	(39.11)%

Ratios/Supplemental Data:

Ratio of expenses to average net assets:(f)
Before expense waivers/reimbursements	1.58%	1.67%	2.12%
After expense waivers/reimbursements	1.37%	1.01%	1.86%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	0.95%	0.95%	1.30%

Ratio of net investment income (loss) to average net assets:(f)
Before expense waivers/reimbursements	7.33%	5.04%	7.31%
After expense waivers/reimbursements	7.54%	5.70%	7.57%
Portfolio turnover rate (e), (g)	236%	79%	236%

(a)	Commenced operations on June 11, 2007.

(b)	Commenced operations on February 28, 2008.

(c)	Includes distributions of capital gains from underlying mutual funds.

(d)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Low Duration		YieldQuest Low Duration
	Bond Fund		Tax-Exempt Bond Fund
	Institutional Class
	For the	For the	For the	For the
	year	period	year	period
	ended	ended	ended	ended
	10/31/2008	10/31/2007(a)	10/31/2008	10/31/2007(a)

Net Asset Value, beginning of period	$9.92	$10.00	$10.03	$10.00

Change in net assets from operations:
Net investment income	0.56	0.16	0.31	0.13
Net realized and unrealized gains (losses) on investments(b)	(1.25)	(0.09)	(0.69)	0.02

Total from investment activities	(0.69)	0.07	(0.38)	0.15

Distributions:
Net investment income	(0.48)	(0.15)	(0.31)	(0.12)

Return of Capital	(0.04)	—	—	—

Total Distributions	(0.52)	(0.15)	(0.31)	(0.12)

Net Asset Value, end of period	$8.71	$9.92	$9.34	$10.03

Net assets at end of period (000’s)	$5,032	$8,198	$4,542	$1,324
Total return (c), (d)	(7.31)%	0.66%	(3.89)%	1.53%

Ratios/Supplemental Data:

Ratio of expenses to average net assets:(e)
Before expense waivers/reimbursements	1.28%	1.74%	1.85%	6.66%
After expense waivers/reimbursements	0.76%	0.74%	0.97%	0.65%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income (loss) to average net assets:(e)
Before expense waivers/reimbursements	4.98%	3.84%	2.24%	(2.48)%
After expense waivers/reimbursements	5.50%	4.84%	3.12%	3.53%
Portfolio turnover rate (d), (f)	223%	51%	284%	30%

(a)	Commenced operations on June 11, 2007.

(b)	Includes distributions of capital gains from underlying mutual funds.

(c)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

PRIVACY POLICY
     The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the YIELDQUEST Funds or that they collect from other sources. In the event that you hold shares of a YIELDQUEST Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.
     Categories of Information the YIELDQUEST Funds Collect. The YIELDQUEST Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the YIELDQUEST Funds Disclose. The YIELDQUEST Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.
     Disposal of Information. The YIELDQUEST Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by a Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.
     Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION
     Several additional sources of information are available to you. The YieldQuest Funds’ SAI, is incorporated into this prospectus by reference, which means that it is legally a part of this prospectus. The SAI contains detailed information on the YieldQuest Funds’ policies and operations, including policies and procedures relating to the disclosure of the portfolio holdings by affiliates. Reports to shareholders may contain management’s discussion of market conditions and investment strategies that significantly affect each Fund’s performance results as of the Fund’s future semi-annual or annual periods.
     Call the YieldQuest Funds at 1-877-497-3634 to request free copies of the SAI, the annual and semi-annual reports, to request other information about the YieldQuest Funds and to make shareholder inquiries. You may also obtain a copy of the SAI and annual and semi-annual reports at www.YieldQuest-Funds.com.
     You may review and copy information about the YieldQuest Funds (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Investment Company Act # 811-21771

YIELDQUEST FUNDS TRUST

TICKER SYMBOL
	INSTITUTIONAL	INVESTOR
FUND	CLASS	CLASS
YIELDQUEST CORE EQUITY FUND	YQCEX	YCEIX
YIELDQUEST TOTAL RETURN BOND FUND	YQTRX	YTRIX
YIELDQUEST TAX-EXEMPT BOND FUND	YQTEX	YTEIX
YIELDQUEST CORE BOND FUND	—	—
YIELDQUEST CORE TAX-EXEMPT BOND FUND	—	—
INSTITUTIONAL AND INVESTOR CLASS SHARES
STATEMENT OF ADDITIONAL INFORMATION
[March 1, 2010]
     This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the YieldQuest Funds’ Prospectus dated [March 1, 2009]. This SAI incorporates by reference the annual report to shareholders of each of the YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund for the fiscal year ended October 31, 2009 (the “Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the Funds’ Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), 100 Freight Street, P.O. Box 9818, Pawtucket, RI 02860, or by calling 1-877-497-3634.

1

2

DESCRIPTION OF THE TRUST AND THE FUNDS
     The YieldQuest Core Equity Fund (“Equity Fund”), YieldQuest Total Return Bond Fund (“Total Return Fund”), YieldQuest Tax-Exempt Bond Fund (“Tax-Exempt Fund”), YieldQuest Core Bond Fund (“Core Bond Fund”), and YieldQuest Core Tax-Exempt Fund (“Core Tax-Exempt Fund”) (each a “Fund” or collectively, the “Funds”) have been organized as diversified series of YieldQuest Funds Trust (the “Trust”). The Equity Fund, Total Return Fund, and Tax-Exempt Fund were organized on June 27, 2005. The Core Bond Fund and Core Tax-Exempt Fund were organized on December 11, 2008. The Trust was organized as a business trust under the laws of the State of Delaware pursuant to a Certificate of Trust filed with the State of Delaware on May 9, 2005, and an Agreement and Declaration of Trust (the “Declaration of Trust”) of even date therewith. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds authorized by the Trustees. Each Fund is authorized to offer two classes of shares. The investment advisor to each Fund is YieldQuest Advisors, LLC (the “Advisor”). The Equity Fund, Total Return Fund, and Tax-Exempt Fund commenced investment operations on November 1, 2005. The Core Bond Fund and Core Tax-Exempt Fund had not yet commenced investment operations as of the date of this SAI.
     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and its transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series, and the rights of shares of any other series, are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series (e.g., compensation paid to Trustees) are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than a majority of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. All shares of a Fund are subject to involuntary redemption if

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the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.
     For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.
     Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by a Fund.
     The performance of each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report for a Fund’s initial fiscal year will contain additional performance information and will be made available to investors upon request and without charge.
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS
     This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.
     A. Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or by investing in one or more underlying investment companies that have substantially similar investment objectives, policies and limitations as the Fund. (1) ETFs. Each Fund may invest in other mutual funds, money market funds, and exchange-traded funds (“ETFs”) that hold a portfolio of securities which closely tracks the price performance and/or dividend yield of various indices, and other closed-end funds. Exchange-traded products also include PowerShares, WisdomTree, SPDRs, DIAMONDS, QQQQs, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. Each Fund may also invest in various sector and sub-sector ETFs. Additionally, the Funds may invest in new exchange traded shares as they become available. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.
     (2) Closed End Funds. The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the

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option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market rises and the fund’s discount narrows or its premium widens, the price return of the closed-end fund — the actual return to the shareholder — will be greater than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds — municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some closed-end funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. Overall stock market risks may also affect the value of closed end funds. Factors such as domestic economic growth and market conditions and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, closed-end funds may be subject to these market risks. For example, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.
     Another feature that distinguishes closed-end funds from open-end mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money — issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets — 33% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33% of the total assets ($150 million). Although closed-end funds rarely deleverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.
     Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Funds will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that a Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a

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position at any time it desires. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.
     B. Equity Securities. Equity securities include common stocks, American Depositary Receipts (“ADRs”), as well as common stock equivalents such as rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.
     C. Fixed Income. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred securities that make regular payments of income and/or dividends, and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.
          1. Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts and equipment trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated at the time of purchase BBB- and Baa3 or higher by two out of the following three rating organizations: Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Advisor to be of comparable quality. In determining the investment rating of a particular security, the Advisor typically adopts the higher rating of any two of S&P, Fitch and Moody’s. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a portfolio security by any two of S&P, Fitch or Moody’s drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk.
          2. High Yield Debt Securities (“Junk Bonds”). Subject to the limitation on investments in illiquid securities, each Fund may invest in securities that are below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for

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high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.
               The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield securities value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
               In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.
               There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, each Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
               Finally, there are risks involved in applying credit ratings as method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, each Fund (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests.

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               A description of the rating categories is contained in Appendix A.
          3. Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.
          4. Municipal Securities. The Tax-Exempt Fund and Core Tax-Exempt Fund, directly or indirectly, invest primarily in municipal securities. These are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.
               The two principal classifications of municipal securities are “general obligation” and “revenue” bonds.
               (i) General Obligation Bonds. General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
               (ii) Revenue Bonds. Revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in default on the bonds.

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               (iii) Private Activity Bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in default on the bonds. The interest on many types of private activity bonds is subject to federal alternative minimum tax (“AMT”). However, issues are available in the marketplace that are not subject to AMT due to qualifying tax rules.
               (iv) Municipal Leases. Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale. A Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Tax-Exempt Fund may also invest directly in individual leases.
               (v) Municipal Notes. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long- term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds. Municipal notes may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. Each Fund may invest in other municipal securities such as variable rate demand instruments.
               (vi) Tax Increment Financing Bonds. Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.
               (vii) Residual Interest Bonds. Residual Interest Bonds (“RIBs”) are created by brokers by depositing municipal bonds in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that

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generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.
               In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond is held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.
               In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the a Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.
               The Advisor considers municipal securities to be of investment grade quality if they are rated at the time of purchase BBB- and Baa3 or higher by any two of the following three rating organizations: S&P, Fitch or Moody’s, or if unrated, determined by the Advisor to be of comparable quality. Investment grade municipal securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a municipal security by any two of S&P, Fitch or Moody’s drops below investment grade, the Advisor will dispose of the security as soon as practicable, unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk.
          5. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow

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money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.
          Each Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
          6. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.
               CMOs. In addition, the Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

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               CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risks than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to a Fund based on the Advisor’s analysis of the market value of the security. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates.
               The principal and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payment of principal, including any principal prepayments, on the mortgage assets generally are applied to the CMO classes in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
          7. Asset-Backed Securities. Asset-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or other assets (such as equipment leases) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of loans by individuals or businesses, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

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          8. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.
               The Federal Reserve creates Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.
               Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. There is no limit on the amount of zero coupon bonds that a Fund may purchase; however no Fund will invest more than 5% of its net assets in pay-in-kind bonds.
          9. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:
               (i) Certificates of Deposit. Certificates of deposit (“CDs”) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 10 years) at a stated or variable interest rate. However, each Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. A Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

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               (ii) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.
               (iii) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.
          10. Auction Rate Securities. Auction rate securities are debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7 — 35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears,” meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate securities may be in the form of preferred shares, and may be issued by municipalities and/or closed-end funds.
               While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.
          11. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.
               The Trust’s custodian will take possession of a Fund’s securities subject to repurchase agreements. The Advisor or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are also subject to credit risks.

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          12. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. However, overall stock market risks may also affect the value of preferred stock. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, preferred stock may be subject to these market risks. For example, the price of preferred stock generally may fall on the days that equity markets experience significant losses. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard S&P or Moody’s. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.
     D. Short Sales. Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires the Fund to deliver the securities the Fund borrowed at the commencement of the short sale, and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. A Fund making a short sale must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. This means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when a Fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases

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the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that a Fund is obligated to pay is greater than the interest earned by the Fund on investments, the Fund’s performance will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Each Fund may make short-sales with respect to no more than 20% of its total assets.
     E.  Foreign Securities
          1. General. Each Fund may invest in other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.
               To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).
               Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value (“NAV”) by short term traders.
          2. Emerging Markets Securities. Each Fund may purchase emerging market securities, including through ETFs and closed-end funds that invest in emerging market securities. To the extent a Fund invests in foreign ETFs, the Fund could be subject to greater risks because the

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Fund’s performance may depend on issues other than the performance of a particular closed-end fund.
               Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
               Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
          3. Sovereign Debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.
               A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international

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reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.
               With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.
               Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Funds. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.
               Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
          F. Strategic Transactions and Derivatives. Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain and for investment purposes. These strategies may be executed through the use of derivative contracts. There is no limit on each Fund’s use of derivative hedging transactions

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to the extent that such derivative transaction is not otherwise deemed an illiquid security pursuant to relevant guidelines.
          In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.
          Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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          1. Options on Securities Indices. Each Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
          2. General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
               A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. Each Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell OTC options, which are considered illiquid by the Securities and Exchange Commission (“SEC”) staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
               With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying

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instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
               A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
               The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
               If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.
               A Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.
               A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.
          3. General Characteristics of Futures Contracts. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

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The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
               A Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
          4. Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund may cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. However, with respect to forwards and futures contracts that are required to “cash-settle,” a Fund will set aside liquid assets in an amount equal to its daily marked-to-market (net) obligation (or net liability) rather than the notional value. By setting aside assets equal only to its net obligation under the cash-settled Strategic Transaction, a Fund will have the ability to employ leverage to a greater extent that if the Fund were required to segregate assets equal to the full notional value of such contracts. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

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               OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.
               In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.
               Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.
          5. “Swap” Derivative Transactions. Each Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements or swap options (“swaptions”) for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to that Fund than if that Fund had invested directly in an instrument that yielded that desired return or spread. Each Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements

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may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.
               Credit default swaps (“CDS”) are bilateral financial contacts that transfer the credit risk of a third party reference entity or group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation. CDS are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements.” Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments. In addition to being exposed to the credit risk of the underlying reference entity, CDS are subject to counterparty risk, market risk and interest rate risk. CDS utilized by the Funds may not perform as expected or in a manner similar to the high-yield bond markets. A Fund will enter into CDS only with counterparties that the Advisor reasonably believes are capable of performing under the CDS.
               In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. Unlike ordinary swaps, a swaption not only hedges the buyer against downside risk, it also lets the buyer take advantage of any upside benefits.
               The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amount differences themselves. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on that Fund’s books and records.
               Whether a Fund’s use of swap agreements and swaptions will be successful in furthering its investment objective will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to

24

be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on each Fund by the Internal Revenue Code of 1986 (“IRC”) may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated.
               The use of equity swaps and swaptions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
          6. Commodity Futures Contracts. Each Fund may trade in commodity futures contracts (and related options). Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.
               Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. As discussed above, futures markets may specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.
               Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if a Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if a Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.
               As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical

25

storage associated with purchasing the underlying commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
          7. Foreign Currency Derivatives. Each Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). Each Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio.
               For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling that Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges — for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.
               The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).
               There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large

26

transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.
               Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
               When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. Each Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.
               The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
               Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.
               There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. A Fund may have to pay a fee or commission for using these instruments or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

27

               When required by the guidelines issued by the SEC, each Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets is so set aside, this could impede portfolio management or that Fund’s ability to meet redemption requests or other current obligations.
               The Advisor’s decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor’s judgment that the transaction will provide value to that Fund and its shareholders and is consistent with that Fund’s objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of that Fund’s entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.
          G. Loans of Portfolio Securities. Each Fund may make short- and long-term loans of its portfolio securities. To the extent authorized by the Board of Trustees and implemented by the Advisor, the Funds may lend portfolio securities to broker-dealers or institutional investors which the Advisor deems qualified. The borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Funds on a daily mark-to-market basis in an amount equal to at least 100% of the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of a Fund’s net assets.
          H. Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule

28

144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.
          I. Rule 144A Securities. Each Fund may invest in Rule 144A securities. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees. In determining the liquidity of such securities, the Advisor may consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades ( e.g. , the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
          J. Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.
          K. Income Trusts. Each Fund may invest in income trusts, including business trusts and oil royalty trusts (or partnerships). Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.
          1. Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general

29

industrial sectors. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in a Fund’s portfolio as they cover a broad range of industries and geographies, including the airline industry, public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.
          2. Oil Royalty Entities. Each Fund may invest in oil royalty entities, structured as trusts or as master limited partnerships (“MLPs”), that are traded on major stock exchanges. A royalty trust or MLP typically controls an operating company which purchases oil and gas properties using the entity’s capital. The royalty entity then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty entity represent an economic interest in the underlying assets of the entity.
               Royalty trusts and/or MLPs pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, the royalty entities are effectively precluded from internally originating new oil and gas prospects. Therefore, these entities typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where possible, additional debt. Consequently, these entities are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk as well as operating risk.
               The operations and financial condition of oil royalty trusts or MLPs, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the entity. Such entities are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by these royalty entities are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, could continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, creation of government monopolies,

30

as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.
               Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust or MLP are depleted. The ability of such entity to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty entities have demonstrated consistent positive reserve growth year-over-year and, as such, certain of these entities have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts or partnerships manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.
               When a Fund invests in foreign oil royalty trusts and/or MLPs, it will also be subject to foreign securities risks which are more fully described above.
     L. Temporary Defensive Position. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. Each Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.
INVESTMENT LIMITATIONS
     Fundamental . The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).
     1. Borrowing Money . The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

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     2. Senior Securities . The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
     3. Underwriting . The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
     4. Real Estate . The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
     5. Commodities . The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.
     6. Loans . The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
     7. Concentration . No Fund will invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. However, private activity bonds of similar type projects will be considered a single industry for purposes of this policy.
     8. Diversification . With respect to 75% of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.
     9. Name Rule . Each of the Tax-Exempt Fund and Core Tax-Exempt Fund will (i) invest at least 80% of its assets in investments the income from which is exempt from federal income taxes, including federal AMT; or (ii) make distributions of income to its shareholders at least 80% of which are exempt from federal income taxation, including federal AMT.

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          With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.
          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
     Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations-Fundamental” above).
     1. Pledging . The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
     2. Borrowing . No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.
     3. Margin Purchases . No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.
     4. Illiquid Securities . No Fund may invest more than 15% of its net assets (taken at market value at the time of the investment) that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the price at which they are valued. Rule 144A securities and shares of closed-end funds determined to be liquid by the Advisor shall not be considered illiquid for purposes of this policy.
     5. SEC Name Rule . Under normal circumstances, the Equity Fund will invest at least 80% of its net assets in equity securities and the Total Return Fund will invest at least 80% of its net assets in fixed income securities. The Core Bond Fund will invest at least 80% of its net assets in debt securities. Each of these Funds may not change this policy except upon at least 60 days prior written notice to shareholders.

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THE INVESTMENT ADVISOR
     The Advisor is YieldQuest Advisors, LLC, 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305. Jay K. Chitnis, a portfolio manager of the Funds, is the founder, controlling member and Managing Director of the Advisor.
     Under the terms of an Investment Advisory Agreement (the “Agreement”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: Equity Fund, 0.99%; Total Return Fund, 0.59%; Tax-Exempt Fund, 0.59%; Core Bond Fund 0.34%, and Core Tax-Exempt Fund 0.40%. The Advisor contractually has agreed to waive its fees and/or reimburse certain operating expenses through February 28, 2011, but only to the extent necessary to maintain each Fund’s total operating expenses, excluding brokerage costs, borrowing costs (such as interest expense and dividends on securities sold short), taxes, extraordinary expenses, any indirect expenses (such as expenses incurred by other investment companies in which a Fund invests), 12b-1 fees and administrative fees, as follows: Equity Fund, 1.19%; Total Return Fund, 0.79%; Tax-Exempt Fund, 0.79%; Core Bond Fund, 0.49%; and Core Tax-Exempt Fund, 0.55%.
     For the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009, the Advisor received the following fees:
2007

		Management
	Management	Fees Waived and	Management
	Fees Earned	Reimbursed	Fees Paid to
Fund	by the Advisor	by the Advisor	the Advisor
Equity Fund	$212,406	$120,628	$91,778
Total Return Fund	$1,627,171	$0	$1,627,171
Tax-Exempt Fund	$881,785	$0	$881,785

*	The Core Bond Fund and Core Tax-Exempt Fund had not yet been organized during the periods shown.
2008

		Management
	Management	Fees Waived and	Management
	Fees Earned	Reimbursed	Fees Paid to
Fund	by the Advisor	by the Advisor	the Advisor
Equity Fund	$225,054	$68,701	$156,353
Total Return Fund	$1,581,867	$109,585	$1,472,282
Tax-Exempt Fund	$887,513	$157,375	$730,138

*	The Core Bond Fund and Core Tax-Exempt Fund had not commenced operations during the periods shown.

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2009

Management
	Management	Fees Waived and	Management
	Fees Earned	Reimbursed	Fees Paid to
Fund	by the Advisor	by the Advisor	the Advisor
Equity Fund
Total Return Fund
Tax-Exempt Fund

*	The Core Bond Fund and Core Tax-Exempt Fund were organized but had not commenced operations during the periods shown.
Each waiver or reimbursement by the Advisor is subject to repayment by a Fund within three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make repayment without exceeding its expense limitation in effect at the time of the waiver or reimbursement. The cumulative reimbursement and reduction amounts, if any, as of October 31, 2009 that are subject to repayment for each Fund are as follows:

	Expiration	Expiration	Expiration		Total Available for
Fund	10/31/10	10/31/11	10/31/12		Repayment
Equity Fund	$120,628	$68,701	$	___	$	___
Total Return Fund	$0	$109,585	$	___	$	___
Tax-Exempt Fund	$0	$157,375	$	___	$	___
     General Information
     The Advisor retains the right to use the name “YieldQuest” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “YieldQuest” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.
     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Funds or their shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.
About the Team of Portfolio Managers
     Jay K. Chitnis, David N. Summers, IV, Joseph B. Patire and John N. Bliss, III serve as members of the portfolio management team for the Funds (“Portfolio Managers”). In addition to acting as Portfolio Managers to the Funds, the Portfolio Managers also serve on the Advisor’s investment committee and, as such, are jointly responsible for making the investment decisions for the Advisor’s advisory accounts. As members of the Advisor’s investment committee, the Portfolio

35

Managers were responsible for management of the following types of accounts as of October 31, 2009:

Total
	Other Registered		Other Pooled			Assets	Other
	Investment Company	Assets Managed	Investment Vehicle	Assets Managed	Other	Managed	Assets Managed
Portfolio Manager	Accounts	($ Thousands)	Accounts	($ Thousands)	Accounts	($ Thousands)	($ Thousands)
Jay K. Chitnis
David N. Summers IV
Joseph B. Patire
John N. Bliss III

*	Messrs. Summers and Patire co-manage these accounts.
The Portfolio Managers did not manage any accounts with performance-based fees.
     Each Portfolio Manager receives a salary from the Advisor and YieldQuest Securities, LLC, the Funds’ principal underwriter (in such capacity, the “Distributor”). Each Portfolio Manager owns an equity interest in each of the Advisor and the Distributor and, as such, also shares in the profits realized by each such entity based on his applicable percentage ownership. As a result of their ownership of the Distributor, the Portfolio Managers indirectly share in the commission revenue received by the Distributor from the Funds in connection with execution portfolio transactions on behalf of the Funds.
     Each Portfolio Manager receives a salary from the Advisor based on the percentage of time spent by the Portfolio Manager on its investment advisory business (currently anticipated to be 50% or more for each Portfolio Manager). In addition, each Portfolio Manager receives a salary from the Distributor, based on the percentage of time spent by the Portfolio Managers on its brokerage business. Each Portfolio Manager is eligible for a discretionary bonus to be paid by the Advisor and/or the Distributor based on, among other factors, the Portfolio Manager’s contributions to the pre-tax profitability of such entity. The Portfolio Managers are eligible to participate in the profit-sharing, retirement and employee benefit plans offered by the Advisor and/or Distributor.
Conflicts of Interest
     The Funds are highly dependent on the investment strategies and management skills of Mr. Chitnis and the other Portfolio Managers. The Advisor will provide the services of the Portfolio Managers to manage the Funds’ investments, but each Portfolio Manager will only spend a portion of his time managing the Funds’ investments. The loss of services from any of the above Portfolio Managers, especially Mr. Chitnis, could have a material adverse effect on the Funds’ investment results.
     The Portfolio Managers provide investment advisory and brokerage services to other clients of the Advisor and the Distributor, in addition to managing the Funds. The Portfolio Managers are obligated to make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an

36

available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. Conflicts may arise as a result of a Portfolio Manager’s multiple roles in managing the Funds and servicing other client accounts. For example, management of the Funds and multiple separate accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Funds.
     Due to similarities in the investment strategies of the Funds and certain client accounts, certain of the Portfolio Managers’ duties may overlap. For example, the Portfolio Managers may be able to combine responsibilities such as research and stock selection for certain Funds and separate accounts. However, to the extent that a Fund and another of the Advisor’s or the Distributor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if other clients desire to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for a Fund. In the event that more than one client wants to purchase or sell the same security on a given day and limited quantities are available, the Advisor and the Distributor have adopted trade allocation procedures pursuant to which purchases and sales normally will be made on a pro rata, average price per share basis, or such other method as they deem fair and reasonable.
     Even where the Funds and multiple separate accounts are managed by the same Portfolio Manager using similar investment strategies, however, the Portfolio Manager may take action with respect to a Fund or an account that may differ from the timing or nature of action taken, with respect to another Fund or account. The Funds and other client accounts may be allocated different or unequal investment opportunities due to particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, or other factors. For example, there may be circumstances under which a Portfolio Manager will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the separate accounts and does not purchase or sell the same investment for a Fund, or purchases or sells an investment for a Fund and does not purchase or sell the same investment for the separate accounts. Accordingly, the performance of each Fund and account managed by a Portfolio Manager will vary and the results of a Fund’s investments may differ significantly from the results achieved by the Advisor’s other clients. It is possible that one or more of the Advisor’s other client accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Funds. Moreover, it is possible that the Funds will sustain losses during periods in which one or more separate accounts achieve significant profits.
     Each Portfolio Manager’s ownership of shares of the YieldQuest Funds as of October 31, 2009 appears in the table below:

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Dollar Range of Equity Securities
Beneficially Owned
Portfolio
Manager	Equity Fund	Total Return Fund	Tax-Exempt Fund
Jay K. Chitnis
David N. Summers IV
Joseph B. Patire
John N. Bliss III

*	The Core Bond Fund and Core Tax-Exempt Fund had not commenced operations as of October 31, 2009.
TRUSTEES AND OFFICERS
     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.
     The following table provides information regarding the Independent Trustees.

Name, Address*, (Date of Birth),
Position with Fund Complex,** Term of
Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships

Denise M. Buchanan Age: 47 Independent Trustee, Since 2005	Chief Compliance Officer, CapFinancial Partners, LLC (d/b/a CAPTRUST Financial Advisors), a federally registered investment adviser and broker-dealer and member of FINRA/SIPC, January, 2007 to present; Director of Compliance, CapFinancial Partners, LLC January, 2003 to August, 2007; Chief Compliance Officer of Hatteras Investment Partners, LLC, an SEC-registered investment advisor from 2003 to December, 2007; President of Broker/Dealer Sales & Consulting, a consulting group specializing in compliance guidance for registered broker-dealers and investment advisors, from 1996 to December, 2007.

Gary D. Campbell, CFA Age: 57 Independent Trustee, Since 2005	President of Presbyterian Church in America, Retirement and Benefits, Inc., Aug. 2006 to present; Retired, July, 2005 through July, 2006; President and Chief Investment Officer of Kennedy Capital Management, Inc., an SEC-registered investment advisor based in St. Louis, Missouri, 2001 to 2005; Executive Vice President and Chief Investment Officer, Commerce Bancshares, Inc./The Commerce Trust Company, an asset management, trust, private banking and other financial advisory services firm with over $10 billion in assets under management, 2001 to 2005; Senior Vice President/Director of Institutional Portfolio Management, Wachovia (First Union Corp.), 1985 to 1990.

Craig Ruff, Ph.D, CFA Age: 49 Independent Trustee, Since 2005	Clinical Associate Professor of Finance at Georgia State University in Atlanta, GA, August, 2003 to present; Assistant Dean, Executive Education, Georgia State University, August, 2007 to present; Vice President, Educational Products for CFA Institute (formerly, Association for Investment Management and Research (AIMR)) and Associate Editor of the Financial Analysts Journal, July, 1998 to July, 2003; Senior Economist, Federal Home Loan Bank of Atlanta, June, 1988 to June, 1991.

*	The address for each Trustee is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305

**	Fund Complex refers to YieldQuest Funds. The Fund Complex currently consists of five series.

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     The Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet at least once annually. During the fiscal year ended October 31, 2009, the Audit Committee met two times.
     The Valuation Committee acts as a liaison between the full Board of Trustees and the Advisor, with respect to the fair value pricing of securities held in the Funds’ portfolio. The Valuation Committee is responsible for reviewing and approving the price of any security in a Fund’s portfolio that is fair value priced. Any one Trustee constitutes a quorum of the Valuation Committee. During the fiscal year ended October 31, 2009, the Valuation Committee was not required to meet.
     The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address*, (Date of
Birth), Position with Fund
Complex,** Term of Position with
Trust	Principal Occupation During Past 5 Years and Other Trusteeships

Jay K. Chitnis, CFA*** Age: 42 Trustee, President and Chief Executive Officer, Since 2005	Managing Director of YieldQuest Advisors, LLC, since June, 2004; Managing Director of YieldQuest Securities, LLC, a registered broker dealer and member of FINRA (formerly NASD), since September, 2004; Managing Director of YieldQuest Investment Group, a division (firm within a firm) of Register & Akers Investments, Inc., since from June, 2004, of McDonald Investments, from September, 2001 to June, 2004; and of First Union Securities (Wachovia Securities), from 1998 to September, 2001, all FINRA (formerly NASD) registered broker-dealers and members SIPC; Senior Vice President of CIBC/Oppenheimer Corp., from 1996 to 1998.

David Summers*** Age: 41 Treasurer, Secretary and Chief Financial Officer, Since 2005	Managing Director of YieldQuest Advisors, LLC and YieldQuest Securities, LLC, since 2005; Senior Vice President and Chief Compliance Officer of YieldQuest Advisors, LLC since June, 2004; Senior Vice President and Chief Compliance Officer of YieldQuest Investment Group, a division (firm within a firm) of Register & Akers Investments, Inc., since June, 2004; Chief Compliance Officer of the Trust, from 2005 to 2007; Senior Vice President and Chief Compliance Officer of YieldQuest Securities, LLC, from September, 2004 until October, 2006; Vice President of YieldQuest Investment Group, a division of McDonald Investments, from September, 2001 to June, 2004; and Investment Associate at First Union Securities (Wachovia Securities), from 1998 to September, 2001, all FINRA (formerly NASD) registered broker-dealers and members SIPC.

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Name, Address*, (Date of
Birth), Position with Fund
Complex,** Term of Position with
Trust	Principal Occupation During Past 5 Years and Other Trusteeships

Gary S. Schwartz*** Age: 43 Chief Compliance Officer, Since 2007	Compliance Officer for YieldQuest Advisors, LLC since 2005; Chief Compliance Officer for YieldQuest Securities, LLC, since 2006; Assistant Compliance Officer of the Trust from 2006 to 2007; Nasdaq/OTC Trader, Riverstar Trading, 2002 through 2005; Regional Manager, Atlanta Branch Manager and Registered Options Principal for Protrader Securities, an Instinet Company, from 1998 through 2002.

Joseph Patire*** Age: 33 Assistant Secretary, Since 2008	Managing Director of YieldQuest Advisors, LLC, since 2004; Managing Director of YieldQuest Securities, LLC since 2005; Senior Vice President of the YieldQuest Investment Group of an independent broker-dealer firm, Register & Akers Investments, Inc., from 2004 to 2005; Vice President of McDonald Investments, a registered broker-dealer and FINRA member, from 2001 to 2004.
[                    ]
Age: [____]
Assistant Secretary, Since 2009

*	The address for each Trustee and officer is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305

**	Fund Complex refers to YieldQuest Funds. The Fund Complex currently consists of five series.

***	Messrs. Chitnis, Summers, Schwartz, and Patire are deemed to be “interested persons” of the Trust because they are officers of the Advisor and the Distributor.

The following table provides information regarding shares of the Funds and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2009.

	Dollar Range of Fund Shares		Aggregate Dollar
Range of Shares of
All Funds Within
Name of Trustee	Name of Fund	Dollar Range	the Fund Complex*

Denise M. Buchanan, Trustee	Equity Fund Total Return Fund Tax-Exempt Fund

Gary D. Campbell, CFA, Trustee	Equity Fund Total Return Fund Tax-Exempt Fund

Craig Ruff, Ph.D, CFA, Trustee	Equity Fund Total Return Fund Tax-Exempt Fund

Jay K. Chitnis**, Trustee and President	Equity Fund Total Return Fund Tax-Exempt Fund

*	Fund Complex refers to YieldQuest Funds. The Fund Complex currently consists of five series.

**	Mr. Chitnis may be deemed to be an “interested person” of the Trust because he is a shareholder and officer of the Advisor and the Distributor

40

     Set forth below is the annual compensation paid to the Trustees and officers by each Fund on an individual basis and by the Fund Complex on an aggregate basis for the Funds’ fiscal year ended October 31, 2009. Trustees’ and officers’ fees and expenses of the Trust are Fund Complex expenses and each series incurs its pro rata share of expenses based on the number of series in the Fund Complex. The Trust does not compensate its officers or interested Trustees who are affiliated with the Advisor or Distributor. The Trust pays each non-interested Trustee an annual retainer of $19,000 and reimburses for out-of-pocket expenses.

Pension or
		Retirement Benefits	Estimated Annual	Total Compensation
	Aggregate Compensation	Accrued as Part of	Benefits Upon	from the Fund
Independent Trustees	from Each Fund	Fund Expenses	Retirement	Complex*

Denise M. Buchanan, Trustee	Equity Total Return Tax-Exempt
Gary D. Campbell, CFA, Trustee	Equity Total Return Tax-Exempt
Craig Ruff, Ph.D, CFA, Trustee	Equity Total Return Tax-Exempt

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Pension or
		Retirement	Estimated
		Benefits	Annual	Total
		Accrued as Part	Benefits	Compensation
Non-Independent	Aggregate Compensation	of Fund	Upon	from Fund
Trustees and Officers	from Each Fund	Expenses	Retirement	Complex
Jay K. Chitnis**
Trustee and President

David Summers**
Treasurer

Gary S. Schwartz**
Chief Compliance Officer

Joseph Patire**
Assistant Secretary

[ ]
Assistant Secretary

*	Fund Complex refers to YieldQuest Funds. The Fund Complex currently consists of five series.

**	Messrs. Chitnis, Summers, Schwartz, and Patire are deemed to be “interested persons” of the Trust because they are officers of the Advisor and the Distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor. As of [_____, 2010], the following persons were deemed to be controlling shareholders and/or principal holders of each Fund’s securities:
Equity Fund — Institutional Class Shares

Name and Address	% Ownership	Type of Ownership

Equity Fund — Investor Class Shares

Name and Address	% Ownership	Type of Ownership

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Total Return Fund — Institutional Class Shares

Name and Address	% Ownership	Type of Ownership

Total Return Fund — Investor Class Shares

Name and Address	% Ownership	Type of Ownership

Tax-Exempt Fund — Institutional Class Shares

Name and Address	% Ownership	Type of Ownership

Tax-Exempt Fund — Investor Class Shares

Name and Address	% Ownership	Type of Ownership

     As of [                    , 2010], the Trustees and officers of the Trust as a group owned ___% of the Equity Fund — Institutional Class Shares and less than 1% of each of the Equity Fund — Investor Class Shares, Total Return Fund — Institutional and Investor Class Shares and Tax-Exempt Fund — Institutional and Investor Class Shares. As of the date of this SAI, each of the Core Bond Fund and Core Tax-Exempt Fund had not yet commenced investment operations and, as such, did not have any control or principal shareholders.
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM
     Customer identification and verification is part of each Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent each Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, PNC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

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     When you open an account with a Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with each Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.
PORTFOLIO TURNOVER
     Each Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
     The turnover rates for the fiscal years or periods ended October 31 are set forth in the table below.

Name of Fund	2009		2008
Equity Fund	___	%	499%
Total Return Fund	___	%	165%
Tax-Exempt Fund	___	%	158%
     [The portfolio turnover rate for each of the Core Bond Fund and the Core Tax-Exempt Fund is expected to be approximately 50%.]
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to policies established by the Board of Trustees, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. The Advisor typically executes each Fund’s portfolio transactions through its affiliated broker-dealer, YieldQuest Securities LLC, on an agency basis; while principal trades on behalf of the Funds are executed solely through independent broker-dealers. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Funds and the Advisor. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

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     OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.
     When the Advisor deems the purchase or sale of securities to be in the best interests of a Fund or its other clients, the Advisor may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. To the extent that a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board.
     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, YieldQuest Securities, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange, options transactions and OTC transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through First Clearing Corp., a registered broker-dealer. YieldQuest Securities is under common ownership with the Advisor, and Jay Chitnis, the Funds’ Portfolio Manager, is a control shareholder of YieldQuest Securities. As a result, Mr. Chitnis and other employees of the Advisor may indirectly share in the commissions received by YieldQuest Securities from the Funds. The Advisor is not required to reduce its fee by the amount of any profits earned by YieldQuest Securities, or indirectly by Mr. Chitnis or other employees of the Advisor, from brokerage commissions generated from portfolio transactions of the Funds.
     OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Purchases made directly through a market maker may include the spread between the bid and asked prices.
     Under the 1940 Act, persons affiliated with an affiliate of the Advisor (such as YieldQuest Securities) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, YieldQuest Securities will not serve as the Fund’s dealer in connection with OTC transactions. However, YieldQuest Securities may serve as the Fund’s broker in OTC transactions conducted on an agency basis and may receive brokerage commissions in connection with such transactions. Such agency transactions will be executed, on a fully disclosed basis, through its clearing firm, First Clearing Corp.
     Each Fund will not effect any brokerage transactions in its portfolio securities with YieldQuest Securities if such transactions would be unfair or unreasonable to Fund shareholders, and commissions paid, if any, will be solely for the execution of trades and not for any other services. In determining the

45

commissions to be paid to YieldQuest Securities, if any, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability. The Independent Trustees from time to time review, among other things, information relating to any commissions charged by YieldQuest Securities to each Fund, and rates and other information concerning the commissions charged by other qualified brokers. The Advisory Agreement does not provide for a reduction of the Advisor’s fee by the amount of any profits earned by YieldQuest Securities from brokerage commissions generated from portfolio transactions of the Funds. Brokerage business may be given from time to time to other firms. YieldQuest Securities will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.
     The following table provides information regarding brokerage commissions paid by the Funds to all brokers (including YieldQuest Securities) for the fiscal years ended October 31, 2007, 2008 and 2009. Information relating to specific amounts paid by the Funds to YieldQuest Securities during the fiscal year is also provided below.

	Total Brokerage	Total Brokerage	Total Brokerage
	Commissions	Commissions	Commissions
	Paid to all	Paid to all	Paid to all
Name of Fund	Brokers 2007	Brokers 2008	Brokers 2009
Equity Fund	$170,814	$242,371	$ ___
Total Return Fund	$1,040,779	$1,344,015	$ ___
Tax-Exempt Fund	$451,240	$526,943	$ ___
     The following tables provide information regarding brokerage commissions paid to YieldQuest Securities, LLC and the total value of transactions generating brokerage commissions for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009.
2007

		Percent
		of Total	Total	Percent of
	Brokerage	Brokerage	Value of	Total
Name of Fund	Commissions	Commissions	Transactions	Transactions
Equity Fund	$119,560	70%	$194,977,962	81%
Total Return Fund	$838,362	81%	$613,909,715	77%
Tax-Exempt Fund	$368,999	82%	$347,194,055	82%

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2008

		Percent
		of Total	Total	Percent of
	Brokerage	Brokerage	Value of	Total
Name of Fund	Commissions	Commissions	Transactions	Transactions
Equity Fund	$233,375	96%	$262,832,624	92%
Total Return Fund	$1,195,996	89%	$784,371,614	81%
Tax-Exempt Fund	$493,044	94%	$423,955,507	88%
2009

Percent
			of Total	Total		Percent of
	Brokerage		Brokerage	Value of		Total
Name of Fund	Commissions		Commissions	Transactions		Transactions
Equity Fund	$	___	___ %	$	___	___	%
Total Return Fund	$	___	___ %	$	___	___	%
Tax-Exempt Fund	$	___	___ %	$	___	___	%
     The Trust, the Advisor and the Funds’ distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act (collectively, the “Codes”), and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by each Fund. You may obtain a copy of the Codes, free of charge, by calling the Funds at 1-877-497-3634. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS
     Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 10 days of mailing the respective report to shareholders. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of a Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).
     The Board has authorized the disclosure of each Fund’s portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents are the Advisor, Distributor, Custodian and PNC, the Funds’ transfer agent, fund accounting agent and administrator. Fund portfolio holdings may also be disclosed, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective investment advisors or sub-advisors.

47

     The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. In addition, such third parties will be subject to an independent obligation not to trade on confidential information or they must confirm to the Fund that they will not use such confidential information to trade for their own account.
     The Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.
     The Board has authorized disclosure of portfolio holdings by the Advisor if the Advisor has a valid business purpose, such as disclosure to a potential investor’s investment adviser, financial planner, or investment consultant for, in connection with evaluating an investment in a Fund, and provided that the person receiving the information agrees to keep the information confidential and not to trade on the confidential information. The Advisor and the Funds are prohibited from entering into any such arrangements without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Advisor is required to submit any proposed arrangement pursuant to which the Advisor proposes to disclose a Fund’s portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Among the factors considered by the CCO to determine whether the arrangement is in the best interest of the shareholders include (i) the identity of the person or persons requesting such information, (ii) the reasonableness of the purpose advanced for such request, (iii) whether the CCO believes that the disclosure of such information is in fact necessary in order to advance the purpose given, (iv) the perceived benefits that will accrue to the Fund(s) as a result of such disclosure. The Board has adopted a policy that prohibits the Advisor, or any affiliated person of the Advisor, from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings.
     The Advisor holds regular calls and webinars that are open to registered investment advisers and other investment professionals whose clients invest (or are considering a potential investment) in the Funds. During these calls and webinars, the Funds’ portfolio managers may discuss, among other things, their analysis of the Funds’ past performance and factors that could impact future performance, percentages of a Fund’s assets allocated among various classes of securities, markets or sectors, risk management techniques, as well as the portfolio managers’ analysis of general market

48

conditions or interest rate movements and how they have affected (or may affect in the future) various classes of securities, industries, and market sectors in which the Funds invest. The portfolio managers will not disclose any information relating to specific securities held by a Fund or with respect to past or pending securities transactions by a Fund.
CAPITAL STOCK
     The Trust currently has five series: the Equity Fund, the Total Return Fund, the Tax-Exempt Fund, the Core Bond Fund, and the Core Tax-Exempt Fund. The Equity Fund, Total Return Fund and Tax-Exempt Fund currently offer two classes of shares, the Institutional Class Shares and the Investor Class Shares. The Core Bond Fund and Core Tax-Exempt Fund have not yet commenced investment operations as of the date of this SAI.
     All shares of the Trust, when issued, are fully paid and non-assessable. Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Investor Class shares have exclusive voting rights with respect to their distribution plan. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as determined by the Trustees, and, in liquidation of a Fund, are entitled to receive the net assets of the appropriate Fund.
PROXY VOTING POLICY
     The Trust and the Advisor each have adopted a Proxy Voting Policy reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s Proxy Voting Policy delegates proxy voting to the Advisor, subject to the supervision of the Board. The Advisor’s Proxy Voting Policy provides that the Advisor will review proxy issues on a company-by-company basis and analyze the economic impact these issue may have on the Fund’s investment objective. The Policy also states that Advisor will give great weight to the views of management only when the issues involved will not have a negative impact on investor values. The Policy outlines specific factors that the Advisor will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, shareholder rights and social and environmental issues. The Policy provides that the Advisor generally will vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Under both the Trust’s and the Advisor’s Proxy Voting Policy, if any potential conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

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     You may obtain a copy of the Proxy Voting Policy free of charge by calling 1-877-497-3634 to request a copy, or by writing to the Advisor at c/o YieldQuest Advisors, LLC, 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305, Attn: YieldQuest Funds Chief Compliance Officer. A copy of the Policy will be mailed to you within three days of receipt of your request. You may obtain a copy from Fund documents filed with the SEC and available on the SEC’s website at www.sec.gov . A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30 are filed by the Trust with the SEC on Form N-PX. The Fund’s proxy voting record is available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s website.
DETERMINATION OF NET ASSET VALUE
     The net asset value (“NAV”) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
     For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or it no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makes, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. ETFs, exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
     In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Advisor. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close. To the extent that there is a delay between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of

50

“fair value” pricing of the Funds’ portfolio securities. Fair value pricing requires subjective determinations about the value of a security. There are no assurances that a Fund will realize fair valuation upon the sale of a security.
     Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time.
REDEMPTION IN-KIND
     The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right, pursuant to a plan filed with the SEC pursuant to Rule 18f-1 under the 1940 Act, to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.
STATUS AND TAXATION OF THE FUNDS
     Each Fund was organized as series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that they actually will so qualify. If the Funds qualify as a RIC, their dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.
     If the Funds do qualify as a RIC but (in a particular tax year) distribute less than 98% of their ordinary income and their capital gain net income (as the Code defines each such term), the Funds are subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Funds do not qualify as a RIC, their income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Funds.
     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Funds must, among other requirements:
•	Derive at least 90% of their gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify their investments in securities within certain statutory limits; and

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•	Distribute annually to their shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) and 90% of its net exempt interest income (the “Distribution Requirement”).
     By meeting certain requirements of the Code, the Tax-Exempt Fund and Core Tax-Exempt Fund would qualify to pay exempt-interest dividends to shareholders. These dividends (“exempt-interest dividends”) are derived from interest income exempt from federal income tax, and are not subject to federal income tax when distributed to shareholders of these Funds. Specifically, these Funds can pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating such exempt interest income. Distributions from these Funds other than exempt-interest dividends generally will be taxable as ordinary income, except in the case of distributions of net long-term capital gains.
     Interest on the municipal securities purchased by the Tax-Exempt Fund and the Core Tax-Exempt Fund and on the municipal securities purchased by other investment companies that qualify as grantor trusts or certain other investment vehicles is believed to be free from federal income tax based on opinions issued by bond counsel. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion. In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer’s future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen, dividends paid by these Funds derived from this interest may be taxable.
     The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).
     The use of hedging strategies, such as selling (writing and purchasing) options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.

52

     Certain futures and foreign currency contracts in which the Funds may invest will be “section 1256 contracts.” Section 1256 contracts the Funds hold at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax described above. These rules may operate to increase the amount that the Funds must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.
     Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. Code section 1092 defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Code section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.
     If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

53

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.
     The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.
     If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Each Fund is required to report all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Generally, the Funds’ distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.
     Exempt-interest dividends paid by the Tax-Exempt Fund and Core Tax-Exempt Fund will be reported to both the IRS and the shareholders of these Funds. Individual shareholders are required to report to the IRS all exempt-interest dividends and all other tax-exempt interest received.
     If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.
     The Funds’ net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2009, capital loss carryforwards available, if any, to offset future capital gains are provided in the following table:

	Expiring in	Expiring in	Expiring in	Expiring in
Name of Fund	2014	2015	2016	2017
Equity Fund	$82,732	$0	$11,895,697	[$___]
Total Return Fund	$200,854	$14,598,251	$20,553,338	[$___]
Tax-Exempt Fund	$303,684	$4,248,042	$12,628,904	[$___]

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     The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.
CUSTODIAN
     The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as Custodian of the Funds’ investments. The Custodian acts as the Funds’ depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.
     Hong Kong and Shanghai Banking Corporation Limited (“HKSB”), serves as sub-custodian for the Funds’ investments in foreign securities. HKSB holds and provides services with respect to foreign securities and other foreign assets belonging to the Funds.
     For their custodian services during fiscal years or periods ended October 31, 2007, 2008 and 2009, BNY Mellon received the following fees from the Funds:

	Custodian	Custodian	Custodian
	Fees	Fees	Fees
Name of Fund	Paid 2007	Paid 2008	Paid 2009
Equity Fund	$47,227	$34,818	$	___
Total Return Fund	$54,907	$73,018	$	___
Tax-Exempt Fund	$49,425	$47,562	$	___

FUND ADMINISTRATION AND ACCOUNTING
     The administrator and accountant for the Funds is PNC Global Investment Servicing (U.S.) Inc. (“PNC”), located at 4400 Computer Drive, Westborough, MA 01581. Pursuant to an Administration and Accounting Services Agreement and related agreements between PNC and the Trust (the “PNC Agreement”), PNC provides administrative and accounting services to the Funds, subject to the supervision of the Board. The PNC Agreement was initially approved by the Board at a meeting held on June 5, 2008. The PNC Agreement shall continue for a period of five years from the effective date of September 8, 2008, and shall automatically renew for successive terms of one year unless the Trust or PNC provides ninety days written notice to the other party of its intent not to renew.
     Under the PNC Agreement, PNC provides administrative and accounting services, including: (i) preparing quarterly broker security transactions summaries and providing backup documentation; (ii) calculating and monitoring wash sales and other tax adjustments required by the Internal Revenue Code and preparing for execution and filing of the Funds’ Federal and State tax returns; (iii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses; (iv) preparing and coordinating the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and

55

state securities administrators, and preparing the annual and semi-annual shareholder reports; (v) preparing notices, agendas and resolutions for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (vii) journalizing investment, capital share and income and expense activities; (viii) maintaining individual ledgers for investment securities and historical tax lots for each security; (ix) reconciling cash and investment balances of each Fund with the Custodian and other accounts containing cash and investments on a daily basis, and providing the Advisor with the beginning cash balance available for investment purposes; and (x) calculating capital gains and losses, net income and net asset value.
     For its administrative and accounting services from September 8, 2008 through October 31, 2008, and for the fiscal year ended October 31, 2009, PNC received the following fees from the Funds:

	Administrative and Accounting	Administrative and Accounting
Name of Fund	Fees Paid 2008	Fees Paid 2009
Equity Fund	$2,210	$	___
Total Return Fund	$32,489	$	___
Tax-Exempt Fund	$13,682	$	___

     Prior to September 8, 2008, Citi Fund Services Ohio, Inc. (“Citi”) served as the Funds’ administrator and accountant. Prior to April 15, 2007, Gemini Fund Services, LLC (“Gemini”) served as the Funds’ administrator and accountant. For its administrative and accounting services during fiscal years ended October 31, 2007 and for the period from November 1, 2007 through September 8, 2008, Citi and Gemini received the following fees from the Funds:

	Administrative	Administrative
	Fees	Fees
Name of Fund	Paid 2007	Paid 2008
Equity Fund	$24,170	$11,078
Total Return Fund	$168,833	$135,666
Tax-Exempt Fund	$81,085	$80,142

	Fund	Fund
	Accounting	Accounting
Name of Fund	Fees Paid 2007	Fees Paid 2008
Equity Fund	$18,883	$12,296
Total Return Fund	$21,944	$29,898
Tax-Exempt Fund	$16,588	$28,770

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TRANSFER AGENT
     PNC acts as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent for the Funds pursuant to the Transfer Agency Services Agreement with the Trust. Under the agreement, PNC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.
     For its transfer agency services provided to the Trust from September 8, 2008 through October 31, 2008, and for the fiscal year ended October 31, 2009, PNC received the following fees from the Funds:

	Transfer Agency	Transfer Agency
Name of Fund	Fees Paid 2008	Fees Paid 2009
Equity Fund	$5,350	$	___
Total Return Fund	$5,350	$	___
Tax-Exempt Fund	$4,286	$	___

     Prior to September 8, 2008, Citi served as the Funds’ transfer agent. Prior to April 15, 2007, Gemini served as the Funds’ transfer agent. For their transfer agent services during fiscal year or periods ended October 31, 2007 and for the period from November 1, 2007 through September 8, 2008, Citi and Gemini received the following fees from the Funds:

57

	Transfer Agency	Transfer Agency	Transfer Agency
Name of Fund	Fees Paid 2006	Fees Paid 2007	Fees Paid 2008
Equity Fund	$14,010	$16,439	$12,982
Total Return Fund	$13,920	$24,043	$24,998
Tax-Exempt Fund	$14,916	$19,301	$14,512

INVESTOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
     Core Equity, Total Return, and Tax-Exempt Bond Fund, each on behalf of its Investor Class shares, has adopted a Distribution and Shareholder Services Plan under Rule 12b-1 (the “12b-1 Plan”) that allows it to pay distribution fees for the sales and distribution of Investor Class shares of the Funds to mutual fund supermarkets, and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into a selling agreement with the YieldQuest Funds’ distributor. These fees are called “Rule 12b-1 fees”. Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to certain entities which may include investment advisors, banks, trust companies, retirement plan administrators and other types of service providers which provide distribution services and shareholder and administrative support with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each 12b-1 Plan, a Fund is authorized to pay a service provider (which may include affiliates of the Fund) a shareholder services fee which is based on the average daily net asset value of the Investor Class shares of the Fund attributable to or held in the name of the service provider for providing certain distribution and administrative services to Fund shareholders with whom the service provider has a servicing relationship.
     Investor Class shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of Investor Class shares in each respective Fund. Rule 12b-1 fees help the Distributor sell Investor Class shares without an up-front sales charge by defraying the costs of mutual fund supermarket or platform fees and other expenses paid to financial intermediaries.
     Amounts spent on behalf of each Fund pursuant to the 12b-1 Plan during the fiscal year ended October 31, 2009 are set forth below.

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12b-1 Plan Expenses

							Compensation		Compensation
					Compensation		to Broker-		to Sales		Financing
Name of Fund	Advertising		Printing		to Distributors		Dealers		Personnel		Charges		Total
Equity Fund	$	___	$	___	$	___	$	___	$	___	$	___	$	___
Total Return Fund	$	___	$	___	$	___	$	___	$	___	$	___	$	___
Tax-Exempt Fund	$	___	$	___	$	___	$	___	$	___	$	___	$	___

     Amounts of unreimbursed expenses incurred under the 12b-1 Plan which are eligible for reimbursement as of October 31, 2009 are set forth below.

Unreimbursed Expenses as a
Percentage of each Fund’s Investor
Name of Fund	Unreimbursed Expenses in Dollars		Class Shares Net Assets
Equity Fund	$	___	___	%
Total Return Fund	$	___	___	%
Tax-Exempt Fund	$	___	___	%

INVESTOR CLASS ADMINISTRATION PLAN
     Core Equity, Total Return, and Tax-Exempt Bond Funds each has adopted an Administration Plan with respect to its Investor Class shares, pursuant to which each Fund pays an annual fee equal to 0.10% of the average daily net assets of each Fund’s Investor Class Shares to the Funds’ distributor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholder. The Plan requires the distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Funds’ Investor Class shareholders before the distributor can compensate the financial intermediary pursuant to the Administration Plan.
     For purposes of the Administration Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Investor Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Investor Class shares of the Funds beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares

59

owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Funds’ account management system; (k) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The firm of                                         , located at                                          , has been selected as independent registered public accountants for the Funds for the fiscal year ending October 31, 2010.                      will perform an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.
COUNSEL
     The firm of Thompson Coburn LLP, located at One US Bank Plaza, St. Louis, MO 63101, serves as counsel to the Trust.
DISTRIBUTOR
     YieldQuest Securities, LLC (“Distributor”) located at 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305 is the distributor of the Funds’ shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member-firm of the Financial Industry Regulatory Authority, Inc. Pursuant to a distribution agreement with the Trust on behalf of the Funds, the Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor serves as the YieldQuest Funds’ principal underwriter and exclusive agent for distribution of shares of the YieldQuest Funds pursuant to a distribution agreement that has been approved by the Board of Trustees of the Trust. The Trust’s distribution agreement with the Distributor provides that the Distributor will sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. The Distributor receives no compensation for the distribution of the Funds’ shares. The Distributor is an affiliate of the Advisor because they are under common ownership, and a Trustee and the officers of the Trust are control shareholders and/or officers and employees of the Distributor.
     Jay K. Chitnis, who is the controlling member and Senior Managing Director of the Distributor, is also portfolio manager of the Funds, controlling member and Managing Director of the Advisor and Chairman of the Board of Trustees and President of YieldQuest Funds Trust. David N. Summers, who is Managing Director of the Distributor, is also portfolio manager of the Funds, Treasurer and Chief

60

Financial Officer of the YieldQuest Funds Trust and Chief Compliance Officer of the Advisor. Joseph Patire, who is Managing Director of the Distributor, is also portfolio manager of the Funds, Managing Director of the Advisor and Assistant Secretary of the YieldQuest Funds Trust. Gary Schwartz, who is Chief Compliance Officer of the Distributor, is also Chief Compliance Officer of the YieldQuest Funds Trust.
     Prior to January 2, 2007, Aquarius Fund Distributors, LLC served as distributor of the Funds’ shares. Aquarius is located at 1005 South 107th Avenue, Omaha, NE 68114.
FINANCIAL STATEMENTS
     The financial statements and independent registered public accountant’s report are included in this Statement of Additional Information and hereby incorporated by reference to the Annual Report to shareholders of each of the YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund for the fiscal year or period ended October 31, 2009 (the “Annual Report”). A free copy of the Annual Report can be obtained by writing the Funds’ Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), 100 Freight Street, P.O. Box 9818, Pawtucket, RI 02860, or by calling 1-877-497-3634.

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APPENDIX A
DESCRIPTION OF CORPORATE BOND RATINGS
A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the two highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
     High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Advisor.
     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Advisor.
     Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and Fitch. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.
Standard & Poor’s Ratings Services
     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.
     The ratings are based, in varying degrees, on the following considerations:
I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
II. Nature and provisions of the obligation.
III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Corporate and Municipal Bond Ratings
Investment Grade
     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

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     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
     CI: The rating CI is reserved for income bonds on which no interest is being paid.

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     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
     r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
     The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
     N.R.: Not rated.
     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
Commercial Paper Rating Definitions
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B: Issues rated B are regarded as having only speculative capacity for timely payment.
     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.
Fitch Ratings
Short-Term Debt Rating Definitions
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.
F-2— Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F-3—Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
Moody’s Investors Service, Inc.
Moody’s Long-Term Ratings: Bonds and Preferred Stock
     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.
     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.
     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Corporate Short-Term Debt Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon

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support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.
     Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Bond Ratings
There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.
     MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
     MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

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     MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

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YieldQuest Funds Trust
PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated May 9, 2005 — Filed with Registrant’s initial registration statement on May 24, 2005.

(a)(2)	Certificate of Trust as filed with the State of Delaware on May 9, 2004 — Filed with Registrant’s initial registration statement on May 24, 2005.

(a)(3)	Certificate of Amendment to Certificate of Trust as filed with the State of Delaware on December 19, 2007 — Filed with Post-Effective Amendment No. 6 on December 21, 2007.

(a)(4)	Form of Certificate of Correction to Certificate of Trust — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(b)	By-Laws, effective as of May 9, 2005 — Filed with Registrant’s initial registration statement on May 24, 2005.

(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust.

See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund and YieldQuest Advisors, LLC (the “Advisor”) — Filed with Pre-Effective Amendment No. 1 on August 12, 2005.

(d)(2)	Amended Schedule A and Amended Schedule B of the Investment Advisory Agreement — Filed with Post-Effective Amendment No. 5 on December 29, 2006.

(d)(3)	Letter Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund and the Advisor — Filed with Post-Effective Amendment No. 5 on December 29, 2006.

(d)(4)	Letter Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund Investor Class, YieldQuest Total Return Bond Fund Investor Class and YieldQuest Tax-Exempt Bond Fund Investor Class, and the Advisor — Filed with Post-Effective Amendment No. 6 on December 21, 2007.

(d)(5)	Letter Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund Institutional Class, YieldQuest Total Return Bond Fund Institutional Class and YieldQuest Tax-Exempt Bond Fund Institutional Class, and the Advisor — Filed with Post-Effective Amendment No. 7 on February 22, 2008.

(d)(6)	Letter Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund Institutional Class, YieldQuest Total Return Bond Fund Institutional Class and YieldQuest Tax-Exempt Bond Fund Institutional Class, and the Advisor — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(d)(7)	Letter Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund Investor Class, YieldQuest Total Return Bond Fund Investor Class and YieldQuest Tax-Exempt Bond Fund Investor Class, and the Advisor — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(d)(8)	Amendment No. 2 to Schedule A and Amended Schedule B of the Investment Advisory Agreement — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(d)(9)	Letter Agreement between the Registrant, on behalf of YieldQuest Core Bond Fund and YieldQuest Core Tax-Exempt Bond Fund, and the Advisor — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(e)(1)	Distribution Agreement between the Registrant, the Advisor and YieldQuest Securities LLC (the “Distributor”) — Filed with Post-Effective Amendment No. 5 on December 29, 2006.

(e)(2)	Amendment No. 3 to Distribution Agreement between the Registrant, the Advisor and the Distributor — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(f)	Bonus or Profit Sharing Contracts — Not Applicable.

(g)(1)	Custody Agreement between the Registrant and the Bank of New York Mellon (the “Custodian”) — Filed with Pre-Effective Amendment No. 1 on August 12, 2005.

(g)(2)	Restated and Amended Custody Agreement between the Registrant and the Custodian — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(g)(3)	Amendment to Schedule II of the Amended and Restated Custody Agreement between the Registrant and the Custodian — Filed herewith.

(h)(1)	Administration and Accounting Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(2)	Amendment to Administration and Accounting Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(3)	Form of Amended and Restated Exhibit A to the Administration and Accounting Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(4)	FIN 48 Tax Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(5)	Amendment to FIN 48 Tax Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(6)	Transfer Agency Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(7)	Amendment to Transfer Agency Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(8)	Amendment to Transfer Agency Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(9)	Form of Amended and Restated Exhibit A to the Transfer Agency Services Agreement between the Registrant and PNC — Filed with Post-Effective Amendment No. 8 on December 12, 2008.

(h)(10)	Administration Plan with respect to Investor Class Shares — Filed with Post-Effective Amendment No. 6 on December 21, 2007.

(h)(11)	Amended Administration Plan with respect to Investor Class Shares — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(i)	Opinion and Consent of Thompson Coburn LLP regarding the legality of the Securities being registered — to be filed by Amendment.

(j)(1)	Consent of Independent Registered Public Accounting Firm — to be filed by Amendment.

(j)(2)	Powers of Attorney — Denise M. Buchanan and Craig Ruff filed with Pre-Effective Amendment No. 1 on August 12, 2005. Gary D. Campbell filed with Post-Effective No. 2 on October 17, 2005.

(k)	Omitted Financial Statements — Not Applicable.

(l)	Initial Capital Agreements — Not Applicable

(m)(1)	Rule 12b-1 Plan — Filed with Post-Effective Amendment No. 6 on December 21, 2007.

(m)(2)	Amended Rule 12b-1 Plan — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(n)(1)	Rule 18f-3 Plan — Filed with Post-Effective Amendment No. 6 on December 21, 2007.

(n)(2)	Amended Rule 18f-3 Plan — Filed with Post-Effective Amendment No. 9 on February 27, 2009.

(p)(1)	Code of Ethics for Principal Executive and Senior Financial Officers — Filed with Pre-Effective Amendment No. 1 on August 12, 2005.

(p)(2)	Amended and Restated Code of Ethics of the Registrant, the Advisor and the Distributor — Filed with Post-Effective Amendment No. 5 on December 29, 2006.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.
     None.

ITEM 30.	INDEMNIFICATION.
     Article VIII, Section 2(a) of the Agreement and Declaration of Trust (the “Trust Agreement”) provides that, to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust, whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Trust Agreement indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
     Article VIII, Section 2(b) of the Trust Agreement provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII of the Trust Agreement.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
     Certain information pertaining to the business and other connections of the Advisor to the YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund, YieldQuest Tax-Exempt Bond Fund, YieldQuest Core Bond Fund, and YieldQuest Core Tax-Exempt Bond Fund (each a “Fund” and collectively the “Funds”), is hereby incorporated herein by reference to the section of the Prospectus captioned “Management of the Funds” and to the section of the Statement of Additional Information captioned “The Investment Advisor.” The information required by this Item 31 with respect to each director, officer or partner of the Advisor is incorporated by reference to Form ADV filed with the Securities and Exchange Commission (“SEC”) by the Advisor via the FINRA’s CRD/IARD system.

ITEM 32.	PRINCIPAL UNDERWRITER.
     (a) YieldQuest Securities, LLC (the “Distributor”), is the principal underwriter of the Registrant.
     (b) The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is under common ownership with the Advisor, and a Trustee and the officers of the Trust are control shareholders and/or officers of the Distributor:

	Positions and Offices	Positions and Offices
Name	with Underwriter	with the Registrant and Funds
Jay K. Chitnis	Senior Managing Director	Chairman, Board of Trustees
David N. Summers IV	Managing Director	Treasurer
Gary Schwartz	Chief Compliance Officer	Chief Compliance Officer
Joseph B. Patire	Managing Director	Assistant Secretary

     (c) Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.
     The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the SEC under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.
•	Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, 25th Floor, New York, New York 10286, provides custodian services to the Registrant pursuant to a Custody Agreement between BNY Mellon and the Trust.

•	PNC Global Investment Servicing (U.S.) Inc. (“PNC”), located at 99 High Street, 27th Floor, Boston, Massachusetts 02110, provides transfer agent and dividend disbursing services pursuant to the Transfer Agency Services Agreement between PNC and the Trust. In such capacities, PNC provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders. PNC maintains all records required to be maintained pursuant to the Transfer Agency Services Agreement with the Trust.

•	YieldQuest Securities, LLC, located at 3280 Peachtree Road Suite 2600, Atlanta, Georgia 30305, serves as principal underwriter for the Funds, maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

•	YieldQuest Advisors, LLC, located at 3280 Peachtree Road Suite 2600, Atlanta, Georgia 30305, pursuant to an Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Funds.

ITEM 34.	MANAGEMENT SERVICES.
     Not applicable.

ITEM 35.	UNDERTAKINGS.
     Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Atlanta, and the State of Georgia, on the 30th day of December, 2009.

YieldQuest Funds Trust
/s/ Jay K. Chitnis
Jay K. Chitnis
Chairman and President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 10 to the Trust’s Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

/s/ Jay K. Chitnis Jay K. Chitnis	Chairman and President (principal executive officer)	December 30, 2009

/s/ David Summers David Summers	Treasurer, Secretary and Chief Financial Officer (principal financial officer)	December 30, 2009

Denise M. Buchanan*	Trustee	December 30, 2009

Denise M. Buchanan

Gary D. Campbell*	Trustee	December 30, 2009

Gary D. Campbell

Craig Ruff*	Trustee	December 30, 2009

Craig Ruff

/s/ Jay K. Chitnis		December 30, 2009

Jay K. Chitnis

*	Attorney in fact

EXHIBIT INDEX
Exhibit
(g)(3) Amendment to Schedule II of the Amended and Restated Custody Agreement between the Registrant and the Custodian.